STATEMENT OF ADDITIONAL INFORMATION
SEASONS SERIES TRUST
July 26, 2019
Seasons Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end, management investment company currently consisting of 19 portfolios. This Statement of Additional Information (“SAI”) relates to the following portfolios:
SA Allocation Balanced Portfolio
SA Allocation Growth Portfolio
SA Allocation Moderate Growth Portfolio
SA Allocation Moderate Portfolio
SA Columbia Focused Value Portfolio
SA Multi-Managed Diversified Fixed Income Portfolio
SA Multi-Managed Growth Portfolio
SA Multi-Managed Income Portfolio
SA Multi-Managed Income/Equity Portfolio
SA Multi-Managed International Equity Portfolio
SA Multi-Managed Large Cap Growth Portfolio
SA Multi-Managed Large Cap Value Portfolio
SA Multi-Managed Mid Cap Growth Portfolio
SA Multi-Managed Mid Cap Value Portfolio
SA Multi-Managed Moderate Growth Portfolio
SA Multi-Managed Small Cap Portfolio
SA Putnam Asset Allocation Diversified Growth Portfolio
SA T. Rowe Price Growth Stock Portfolio
SA Wellington Real Return Portfolio
This SAI is not a prospectus, but should be read in conjunction with the current Prospectus of the Trust dated July 26, 2019. This SAI expands upon and supplements the information contained in the current Prospectus of the Trust. The SAI incorporates the Prospectus by reference. Each Portfolio’s audited financial statements for the fiscal year ended March 31, 2019 are incorporated into this SAI by reference to its 2019 annual report to shareholders. You may request a copy of the Prospectus and/or annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
(800) 445-7862

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THE TRUST
The Trust, organized as a Massachusetts business trust on October 10, 1995, is an open-end management investment company. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life contracts (“Variable Contracts”).
The Trust currently consists of 19 separate series or portfolios (each, a “Portfolio” and collectively, the “Portfolios”), each of which represents a separate managed portfolio of securities with its own investment objectives. The Board of Trustees (the “Board,” and the members of which are referred to as “Trustees”) may establish additional portfolios or classes in the future as referenced in the Trust’s registration statement. Six of the Portfolios, the SA Multi-Managed Growth, SA Multi-Managed Moderate Growth, SA Multi-Managed Income, SA Multi-Managed Income/Equity, SA T. Rowe Price Growth Stock and SA Putnam Asset Allocation Diversified Growth Portfolios, are referred to as the “Seasons Strategy Portfolios,” and are available through the selection of one of four variable investment “strategies” described in the Seasons Variable Contract prospectus. The Seasons Strategy Portfolios may also be available indirectly through certain investment options under other Variable Contracts offered by the Life Companies (as defined herein). Eight additional Portfolios, the SA Multi-Managed Large Cap Growth, SA Multi-Managed Large Cap Value, SA Multi-Managed Mid Cap Growth, SA Multi-Managed Mid Cap Value, SA Multi-Managed Small Cap, SA Multi-Managed International Equity, SA Multi-Managed Diversified Fixed Income and SA Wellington Real Return Portfolios, are referred to as the “Seasons Select Portfolios,” the SA Columbia Focused Value Portfolio is referred to as the “Seasons Focused Portfolio,” and the SA Allocation Growth, SA Allocation Moderate Growth, SA Allocation Moderate and SA Allocation Balanced Portfolios are referred to as the “Seasons Managed Allocation Portfolios.” The Seasons Select Portfolios, Seasons Focused Portfolio and the Seasons Managed Allocation Portfolios are available in addition to the Seasons Strategy Portfolios as variable investment options under Variable Contracts offered by the Life Companies. All shares may be purchased or redeemed at net asset value per share (“NAV”) without any sales or redemption charge.
The Trust commenced operations on April 15, 1997 with the SA Multi-Managed Growth Portfolio (formerly, Multi-Managed Growth Portfolio), SA Multi-Managed Moderate Growth Portfolio (formerly, Multi-Managed Moderate Growth Portfolio), SA Multi-Managed Income Portfolio (formerly, Multi-Managed Income Portfolio), SA Multi-Managed Income/Equity Portfolio (formerly, Multi-Managed Income/Equity Portfolio), SA T. Rowe Price Growth Stock Portfolio (formerly, Stock Portfolio) and SA Putnam Asset Allocation Diversified Growth Portfolio (formerly, Asset Allocation: Diversified Growth Portfolio). On October 3, 1998, the Board, including a majority of the Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the creation of the SA Multi-Managed Large Cap Growth Portfolio (formerly, Large Cap Growth Portfolio), Large Cap Composite, SA Multi-Managed Large Cap Value Portfolio (formerly, Large Cap Value Portfolio), SA Multi-Managed Mid Cap Growth Portfolio (formerly, Mid Cap Growth Portfolio), SA Multi-Managed Mid Cap Value Portfolio (formerly, Mid Cap Value Portfolio), SA Multi-Managed Small Cap Portfolio (formerly, Small Cap Portfolio), SA Multi-Managed International Equity Portfolio (formerly, International Equity Portfolio), SA Multi-Managed Diversified Fixed Income Portfolio (formerly, Diversified Fixed Income Portfolio) and Cash Management Portfolio. On May 23, 2000, the Board approved the creation of the SA Columbia Focused Growth Portfolio (formerly, Focus Growth Portfolio).
On May 23, 2000, the Board approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On August 27, 2002, the Board approved the creation of Class 3 shares and the renaming of Class A and Class B shares to Class 1 and Class 2 shares, respectively. Class 1, Class 2 and Class 3 shares of each Portfolio are offered only in connection with certain Variable Contracts. Class 2 and Class 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service fees, while Class 1 shares are not; and (iii) Class 2 and Class 3 shares have voting rights on matters that pertain to the plan adopted pursuant to Rule 12b-1 promulgated under the 1940 Act with respect to Class 2 and Class 3 shares (the “Class 2 Plan” and the “Class 3 Plan,” respectively, and collectively, the “Plans”).
On November 29, 2000, the Board approved the creation of the Focus TechNet and Focus Growth and Income Portfolios. On August 21, 2001, the Board approved the creation of the SA Columbia Focused Value Portfolio (formerly, Focus Value Portfolio). The Board may establish additional portfolios or classes in the future.
On September 29, 2004, the Board, including a majority of the Independent Trustees, approved the creation of the Class 3 shares of the SA Allocation Growth Portfolio (formerly, Allocation Growth Portfolio), the SA Allocation Moderate Growth Portfolio (formerly, Allocation Moderate Growth Portfolio), the SA Allocation Moderate Portfolio (formerly, Allocation Moderate Portfolio), the SA Allocation Balanced Portfolio (formerly, Allocation Balanced Portfolio) and the SA Wellington Real Return Portfolio (formerly,

Real Return Portfolio and Strategic Fixed Income Portfolio). Each Seasons Managed Allocation Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of the portfolios of the Trust, Anchor Series Trust and SunAmerica Series Trust (“SAST”) (such underlying portfolios collectively referred to as the “Underlying Portfolios”).
On November 5, 2009, the Board approved changes to the Strategic Fixed Income Portfolio’s name and investment policy. Effective January 19, 2010, the Portfolio changed its name to the “Real Return Portfolio” and changed its investment goal and its principal investment strategy.
Effective October 4, 2010, the Focus TechNet Portfolio and the Focus Growth and Income Portfolio were reorganized into the SA Columbia Focused Growth Portfolio; and the Large Cap Composite Portfolio was reorganized into the SA Multi-Managed Large Cap Growth Portfolio. The reorganizations were approved by shareholders at the Special Meeting of Shareholders held September 17, 2010.
Effective March 9, 2015, the Cash Management Portfolio was reorganized into the Cash Management Portfolio as a series of SAST, an affiliated investment company.
On May 27, 2015, the Board approved changes to the Focus Growth Portfolio’s and Focus Value Portfolio’s names and investment policies. Effective July 29, 2015, the Focus Growth Portfolio changed its name to “SA Columbia Focused Growth Portfolio” and changed its principal investment strategy, and the Focus Value Portfolio changed its name to “SA Columbia Focused Value Portfolio” and changed its principal investment strategy.
Effective July 29, 2016, the Seasons Managed Allocation Portfolios adopted the Class 3 Plan. The Class 3 Plan was approved by shareholders of the Seasons Managed Allocation Portfolios at the Special Meeting of Shareholders held July 12, 2016.
On June 13, 2017, the Board approved the change in the name of the Allocation Balanced Portfolio to SA Allocation Balanced Portfolio, Allocation Growth Portfolio to SA Allocation Growth Portfolio, Allocation Moderate Portfolio to SA Allocation Moderate Portfolio, Allocation Moderate Growth Portfolio to SA Allocation Moderate Portfolio, Diversified Fixed Income Portfolio to SA Multi-Managed Diversified Fixed Income Portfolio, Multi-Managed Growth Portfolio to SA Multi-Managed Growth Portfolio, Multi-Managed Income Portfolio to SA Multi-Managed Income Portfolio, Multi-Managed Income/Equity Portfolio to SA Multi-Managed Income/Equity Portfolio, International Equity Portfolio to SA Multi Managed International Equity Portfolio, Large Cap Growth Portfolio to SA Multi-Managed Large Cap Growth Portfolio, Large Cap Value Portfolio to SA Multi Managed Large Cap Value Portfolio, Mid Cap Growth Portfolio to SA Multi-Managed Mid Cap Growth Portfolio, Mid Cap Value Portfolio to SA Multi-Managed Mid Cap Value Portfolio, Multi-Managed Moderate Growth Portfolio to SA Multi-Managed Moderate Growth Portfolio, Small Cap Portfolio to SA Multi Managed Small Cap Portfolio, Asset Allocation: Diversified Growth Portfolio to SA Putnam Asset Allocation Diversified Growth Portfolio, Stock Portfolio to SA T. Rowe Price Growth Stock Portfolio, and Real Return Portfolio to SA Wellington Real Return Portfolio, which became effective on October 9, 2017.
Effective October 22, 2018, the SA Columbia Focused Growth Portfolio reorganized into the SA AB Growth Portfolio, a series of SAST.
Shares of the Trust are held by separate accounts of American General Life Insurance Company, a Texas life insurer (“AGL”), The United States Life Insurance Company in The City of New York, a New York life insurer (“USL”), and The Variable Annuity Life Insurance Company, a Texas life insurer (“VALIC”) (the “Separate Accounts”). AGL, USL and VALIC (the “Life Companies”) are indirect, wholly-owned subsidiaries of American International Group, Inc. (“AIG”), a Delaware corporation. The Life Companies may issue Variable Contracts that also will use the Trust as the underlying investment. The offering of Trust shares to variable annuity and variable life separate accounts is referred to as “mixed funding.” It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Trust simultaneously. Although neither the Life Companies nor the Trust currently foresee such disadvantages either to variable annuity or variable life contract owners, the Board of the Trust will monitor events in order to identify any material conflicts to determine what action, if any, should be taken in response thereto. Shares of the Trust may be offered to separate accounts of other life insurance companies that are affiliates of the Life Companies and to SA VCP Dynamic Allocation Portfolio (“SDAP”), SA VCP Dynamic Strategy Portfolio (“SDSP”) and by the Seasons Managed Allocation Portfolios. SDAP and SDSP are separate portfolios of SAST.
SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), a Delaware limited liability company, an indirect, wholly-owned subsidiary of AGL, serves as investment adviser for each Portfolio. As described in the Prospectus, SunAmerica may retain subadvisers (each, a “Subadviser” and together with SunAmerica, the “Managers”) to assist in the management of one or more Portfolios.

INVESTMENT GOALS AND POLICIES
The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under “Portfolio Summaries” and “Additional Information About the Portfolios’ Investment Strategies and Investment Risks” in the Prospectus.
The following charts and information supplement the information contained in the Prospectus and also provide information concerning investments the Portfolios may make on a periodic basis, which include infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to detail additional investments the Portfolios reserve the right to make as well as to define investment and risk terminology used in the charts below that do not otherwise appear in the Prospectus under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled “Glossary.” Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Portfolio and, except for the Portfolios’ borrowing policy, apply at the time of purchase.
We will notify shareholders at least 60 days prior to any change to a Portfolio’s investment goal(s) or 80% investment policy, if applicable. “Net assets” will take into account borrowing for investment purposes.
Seasons Strategy Portfolios
Managed Components
Fixed Income Component	Growth Component	Small-Cap Growth Component
In what other types of investments may the Managed Component periodically invest?	• American Depositary Receipts (“ADRs”)/European Depositary Receipts (“EDRs”)/Global Depositary Receipts (“GDRs”)
• Borrowing
• Credit default swaps
• Extendible commercial notes (“ECNs”)
• Hybrid instruments
• Illiquid investments (up to 15% of net assets)
• Interest rate swaps
• Inverse floaters
• Loan participations and assignments
• Reverse repurchase agreements
• Standby commitments
• Variable amount master demand notes
• Variable rate demand notes
• Warrants	• Bank obligations
• Borrowing
• Brady Bonds
• Corporate debt obligations
• Derivatives
• Equity swaps
• Floating rate obligations
• Forward foreign currency exchange contracts
• Hybrid instruments
• Initial Public Offering (“IPO”) investing
• Illiquid investments (up to 15% of net assets)
• Inverse floaters
• Loan participations and assignments
• Other investment companies
• Partnership securities
• Passive foreign investment companies (“PFICs”)
• Reverse repurchase agreements
• Roll transactions
• Short sales
• Short-term investments
• Standby commitments
• U.S. Treasury inflation protection securities
• Variable rate demand notes
• Warrants
• When-issued and delayed-delivery securities
• Zero coupon bonds, step-coupon bonds, and deferred interest bonds	• Borrowing
• Equity swaps
• Floating rate obligations
• Forward foreign currency exchange contracts
• Hybrid instruments
• Illiquid investments (up to 15% of net assets)
• IPO investing
• Inverse floaters
• Reverse repurchase agreements
• Roll transactions
• Short sales
• Standby commitments
• U.S. Treasury inflation protection securities
• Variable rate demand notes
• Warrants
• When-issued and delayed-delivery securities

Managed Components
	Fixed Income Component	Growth Component	Small-Cap Growth Component
What other types of risk may potentially or periodically affect the Portfolio/Managed Component?	• Illiquidity risk	• Active trading risk • Derivatives risk • Illiquidity risk • Investment company risk • IPO investing risk • Short sales risk	• Illiquidity risk • IPO investing risk • Short sales risk

Seasons Strategy Portfolios (continued)
	SA Putnam Asset Allocation Diversified Growth Portfolio	SA T. Rowe Price Growth Stock Portfolio
In what other types of investments may the Portfolio/Managed Component periodically invest?	• ADRs/EDRs/GDRs
• Borrowing
• ECNs
• Equity swaps
• Exchange traded futures on swaps (up to 5% of total assets)
• Floating rate obligations
• Forward foreign currency exchange contracts
• Illiquid investments (up to 15% of net assets)
• Interest rate swaps (up to 5% of total assets)
• IPO investing
• Loan participations and assignments
• Roll transactions
• Short sales
• Standby commitments
• U.S. Treasury inflation protection securities
• Variable amount master demand notes
• Variable rate demand notes
• Warrants
	• When-issued and delayed-delivery securities	• Borrowing • Forward foreign currency exchange contracts • IPO investing • Short sales • U.S. Treasury inflation protection securities • When-issued and delayed-delivery securities
What other types of risk may potentially or periodically affect the Portfolio/Managed Component?	• Currency volatility risk • IPO investing risk • Illiquidity risk • Short sales risk • Unseasoned companies risk	• Currency volatility risk • IPO investing risk • Credit quality risk • Interest rate fluctuations risk • Prepayment risk • Short sales risk • Unseasoned companies risk

Seasons Select Portfolios
SA Multi-Managed Large Cap Growth Portfolio	SA Multi-Managed Large Cap Value Portfolio
In what other types of investments may the Portfolio periodically invest?	• Bank obligations
• Borrowing
• Brady Bonds
• Corporate debt obligations
• Derivatives
• ECNs
• Equity swaps
• Floating rate obligations
• Forward foreign currency exchange contracts
• Hybrid instruments
• Illiquid investments
• Inverse floaters
• IPO investing
• Loan participations and assignments
• Other investment companies
• Partnership securities
• PFICs
• Reverse repurchase agreements
• Roll transactions
• Short sales
• Short-term investments
• Standby commitments
• U.S. Treasury inflation protection securities
• Variable amount master demand notes
• Variable rate demand notes
• Warrants
• When-issued and delayed-delivery securities
• Zero coupon bonds, step-coupon bonds, and deferred interest bonds	• Borrowing
• ECNs
• Floating rate obligations
• Forward foreign currency exchange contracts
• Inverse floaters
• IPO investing
• Loan participations and assignments
• PFICs
• Reverse repurchase agreements
• Roll transactions
• Short sales
• Standby commitments
• U.S. Treasury inflation protection securities
• Variable amount master demand notes
• Variable rate demand notes
• Warrants
• When-issued and delayed-delivery securities
What other types of risk may potentially or periodically affect the Portfolio?	• Active trading risk • Derivatives risk • Illiquidity risk • IPO investing risk • Short sales risk • Investment company risk • Roll transactions risk • Risks of investing in inflation-indexed securities	• Active trading risk
• Credit quality risk
• Forward currency contracts risk
• IPO investing risk
• Interest rate fluctuations risk
• Investment company risk
• Prepayment risk
• Risks of investing in inflation-indexed securities
• Roll transactions risk
• Short sales risk
• Unseasoned companies risk

Seasons Select Portfolios (continued)
SA Multi-Managed Mid Cap Growth Portfolio	SA Multi-Managed Mid Cap Value Portfolio	SA Multi-Managed Small Cap Portfolio
In what other types of investments may the Portfolio periodically invest?	• Borrowing
• ECNs
• Equity swaps
• Floating rate obligations
• Forward foreign currency exchange contracts
• Inverse floaters
• IPO investing
• Loan participations and assignments
• Reverse repurchase agreements
• Roll transactions
• Short sales
• Standby commitments
• U.S. Treasury inflation protection securities
• Unseasoned companies
• Variable amount master demand notes
• Variable rate demand notes
• When-issued and delayed-delivery securities	• Bank obligations
• Borrowing
• Corporate debt obligations
• Defensive instruments
• ECNs
• Equity swaps
• Forward foreign currency exchange contracts
• PFICs
• Roll transactions
• Short sales
• Unseasoned companies (up to 5%)
• U.S. Treasury inflation protection securities
• Warrants
• When-issued and delayed-delivery securities	• Borrowing
• Defensive instruments
• Forward foreign currency exchange contracts
• Illiquid investments (up to 15% of net assets)
• IPO investing
• Roll transactions
• Short sales
• U.S. Treasury inflation protection securities
• Warrants
• When-issued and delayed-delivery securities
What other types of risk may potentially or periodically affect the Portfolio?	• Active trading risk
• Credit quality risk
• Forward currency contract risk
• IPO investing risk
• Prepayment risk
• Risks of investing in inflation-indexed securities
• Short sales risk
• Unseasoned companies risk	• Investment company risk • Roll transactions risk • Risks of investing in inflation-indexed securities • Short sales risk • Unseasoned companies risk	• Forward currency contracts risk • IPO investing risk • Illiquidity risk • Risks of investing in inflation-indexed securities • Roll transactions risk • Short sales risk

Seasons Select Portfolios (continued)
SA Multi-Managed International Equity Portfolio	SA Multi-Managed Diversified Fixed Income Portfolio	SA Wellington Real Return Portfolio
In what other types of investments may the Portfolio periodically invest?	• Bank obligations
• Borrowing
• Corporate debt obligations
• Defensive instruments
• Equity swaps
• Floating rate obligations
• Illiquid investments (up to 15% of net assets)
• IPO investing
• Loan participations and assignments
• Reverse repurchase agreements
• Roll transactions
• Short sales
• Standby commitments
• U.S. Treasury inflation protection securities
• Warrants
• When-issued and delayed-delivery securities	• U.S. Treasury inflation protection securities
• Loan participations and assignments
• Short sales
• Inverse floaters
• Floating rate obligations
• When-issued and delayed-delivery securities
• Equity swaps
• Borrowing
• Variable rate demand notes
• Reverse repurchase agreements
• Roll transactions
• Standby commitments
• Warrants
• Forward foreign currency exchange contracts
• ECNs
	• Illiquid investments (up to 15% of net assets)	• Floating rate obligations • Illiquid investments (up to 15% of net assets) • Short sales • Standby commitments • Variable rate demand notes • When-issued and delayed delivery securities

Seasons Select Portfolios (continued)
	SA Multi-Managed International Equity Portfolio	SA Multi-Managed Diversified Fixed Income Portfolio	SA Wellington Real Return Portfolio
What other types of risk may potentially or periodically affect the Portfolio?	• IPO investing risk • Illiquidity risk • Risks of investing in inflation-indexed securities • Roll transactions risk	• Forward currency contracts risk • Currency volatility risk • Illiquidity risk • Risks of investing in inflation-indexed securities • Roll transactions risk • Short sales risk	• Illiquidity risk • Short sales risk
Seasons Focused Portfolio
SA Columbia Focused Value Portfolio
In what other types of investments may the Portfolio periodically invest?	• Borrowing
• Derivatives
• Equity swaps
• Floating rate obligations
• Illiquid investments (up to 15% of net assets)
• Inverse Floaters
• IPO investing
• Loan participations and assignments
• Repurchase agreements
• Reverse repurchase agreements
• Short sales
• Standby commitments
• U.S. government securities
• U.S. Treasury inflation protection securities
• Unseasoned companies
• Variable amount rate demand notes
• When-issued and delayed-delivery securities
What other types of risk may potentially or periodically affect the Portfolio?	• IPO investing risk • Illiquidity risk • Short sales risk • U.S. government obligations risk • Unseasoned companies risk
SUPPLEMENTAL GLOSSARY
Although the Seasons Managed Allocation Portfolios may not engage directly in the investment practices described below, they may indirectly engage in such practices through the purchase of shares of the Underlying Portfolios.
Asset-Backed Securities. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (“SIV”). A SIV is an investment vehicle that buys high-rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.
Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.
Instruments backed by pools of receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time of purchase. Therefore, a Portfolio’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.
Borrowing. All of the Portfolios are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1⁄3% of its total assets from banks. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings.
To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. This practice may help increase the NAV of the assets allocated to these Portfolios in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio’s assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio’s assets would be reduced due to the added expense of interest on borrowed monies. Each of such Portfolios is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which the Portfolios may employ leverage will be determined by the respective Subadviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.
Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio’s assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the NAV of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio’s assets increase or decrease in value than would otherwise be the case. A Portfolio’s policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.
Brady Bonds. Foreign securities include, among other things, Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former Secretary of the United States Department of the Treasury (the “Treasury”), Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in “over-the-counter” (“OTC”) secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and

any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.
Credit Risk Transfer Securities. Credit risk transfer securities are investments with returns based on the performance of a specified pool of mortgage loans and can be in the form of fixed- or floating-rate notes issued by or structured products (e.g., Credit Linked Notes) sponsored by the Federal Home Loan Mortgage Corporation (“FHLMC” or “FreddieMac”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or other mortgage market participants. Typically, such securities are issued at par and have stated final maturities. The securities are structured so that their interest and principal payments depend on the principal payments and default performance of a specific reference pool of residential mortgage loans acquired by the sponsoring entity (“Reference Obligations”). The sponsor selects the pool of Reference Obligations based on certain eligibility criteria, which will directly affect the performance of the securities. Such securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the Reference Obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the Reference Obligations, any prepayments by borrowers and any removals of a Reference Obligation from the pool.
The risks associated with an investment in credit risk transfer securities will be different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government-sponsored enterprises. Credit risk transfer securities are not secured by the Reference Obligation or the mortgaged properties. The securities may be considered high risk and complex securities.
Currency Volatility. The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.
Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, each Portfolio has become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of a Portfolio or its service providers, financial intermediaries, or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since a Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.
Derivatives. A derivative is any financial instrument whose value is derived from one or more securities, currencies, commodities, interest rates, indices or credit events (i.e., stock options, futures, caps, floors, swaps, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed OTC markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. See discussion herein under “Options and Futures.”
Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Portfolio’s securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio’s securities. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
A further risk is that the existence of national policies may restrict a Portfolio’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.
Exchange Traded Funds (“ETFs”). ETFs are types of investment companies that may be bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. Most ETFs are investment companies, and therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, the Portfolio’s investments in other investment companies. See “Other Investment Companies.” The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track. Lack of liquidity in an ETF results in its being more volatile and ETFs have management fees that increase their cost.
Fixed Income Securities. Certain Portfolios may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody’s Investors Service (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by S&P Global Ratings (“S&P”), a Division of S&P Global Inc., or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium quality and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Managers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the Appendix for a description of each rating category and a more complete description of lower-medium quality and lower-quality debt securities and their risks.
The maturity of debt securities may be considered long- (ten-plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.
Lower-Rated, Fixed Income Securities
Certain Portfolios may invest in below investment grade debt securities, which are considered speculative. Issuers of lower-rated or non-rated securities (“high-yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower-rated, fixed income securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.
A Portfolio may have difficulty disposing of certain lower-rated, fixed income securities because there may be a thin trading market for such securities. The secondary trading market for high-yield securities is generally not as liquid as the secondary market for higher-rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.
Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated, fixed income securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated, fixed income securities are likely to adversely affect a Portfolio’s NAV. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon the default of a portfolio holding or to participate in the restructuring of the obligation.
There are risks involved in applying credit ratings as a method for evaluating lower-rated, fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated, fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser or a Subadviser will monitor the issuers of lower-rated, fixed income securities in a Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity stays within the parameters of the Portfolio’s investment policies. The Subadvisers will not necessarily dispose of a portfolio security when its ratings have been changed.
Investments in already defaulted securities pose an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Portfolio’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Portfolio may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Portfolio may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Portfolio in respect of accrued interest income on securities which are subsequently written off, even though such Portfolio has not received any cash payments of such interest.
Municipal Securities. Fixed income securities include, among other things, municipal securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from U.S. federal income tax (“Municipal Securities”). Municipal Securities include debt securities that pay interest income, which is subject to the alternative minimum tax. A Portfolio may invest in Municipal Securities whose issuers pay interest on the Municipal Securities from revenues from projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. Municipal Securities include residual interest bonds, which are bonds created by dividing the income stream of an underlying municipal bond in two parts, a variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to thirty-five days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Floating Rate Obligations. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offered Rate).
Foreign Securities. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each Portfolio is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.
Foreign securities include, among other things, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Portfolios may invest in non-U.S. dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio’s custodian in three days. A Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio also may invest in securities denominated in European Currency Units (“ECUs”). An ECU is a “basket” consisting of specified amounts of currencies of certain of the 28 member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency “baskets.”
Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. Emerging market countries are deemed to be those countries included within the MSCI Emerging Markets Index. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.
The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.
Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of the Portfolios’ shares may change on days when a shareholder will not be able to purchase or redeem shares.
Forward Foreign Currency Exchange Contracts (“Forward Contracts”). Forward Contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into.
Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No price is paid or received upon the purchase or sale of a

Forward Contract. Portfolios may use Forward Contracts to reduce certain risks of their respective investments and/or to attempt to enhance return. Each of the Portfolios may invest in Forward Contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which is described below, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions was excluded from certain of the Dodd-Frank regulations, as permitted thereunder, by the Secretary of the United States Department of the U.S. Treasury (“Treasury”) and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions will not be subject to full regulation by the CFTC. As a result, a Portfolio may not receive any benefit of CFTC regulation for certain of its trading activities, including certain Forward Contracts.
Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates, although they may be used to enhance returns. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.
Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.
Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation, a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedging”). Another example of a cross-hedge may involve a Portfolio entering into a Forward Contract to sell a fixed Euro amount and to enter into a Forward Contract to buy a fixed amount of a different currency. A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).
The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transaction costs.
At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.
The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.
Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
Hybrid Instruments. Hybrid instruments, including indexed and structured securities, combine the elements of derivatives, including futures contracts or options, with those of debt, preferred equity or a depository instrument (each, a “Hybrid Instrument” and collectively, “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid Instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.
The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.
Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid Instruments may also carry illiquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation by the CFTC, (which generally regulates the trading of commodity interests by U.S. persons), the Securities and Exchange Commission (the “SEC”) (which regulates the offer and sale of securities by and to U.S. persons), or any other governmental regulatory authority.
The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.
Hybrid Instruments include structured investments, which are securities having a return tied to an underlying index or other security or asset. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolios may invest in classes of Structured Securities that are either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolios’ investments in these structured securities may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Contingent convertible securities (sometimes referred to as “CoCo’s”) are a type of hybrid security that under certain circumstances either (i) converts into common shares of the issuer or (ii) undergoes a principal write-down. The mandatory conversion/write-down provision might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger the automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. Should an instrument undergo a write-down, investors may lose some or all of their original investment.
Illiquid Investments. No more than 15% of a Portfolio’s net assets may be invested in illiquid investments. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Portfolio’s net assets, the Liquidity Rule (as defined below) and the Liquidity Program (as defined below) require that certain remedial actions be taken. Investment of a Portfolio’s assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.
Index swaps involve the exchange of value based on changes in an index, such as the CPI, that could provide inflation protection or provide a hedge to such inflation-indexed securities.

Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the CPI in the United States. The principal of these instruments is adjusted based upon changes to the index or designated measure of inflation. Because the principal amount may increase or decrease, the interest received also will vary with adjustments to the principal amount. Inflation-indexed securities may be issued or guaranteed by the U.S. Treasury and U.S. government agencies, foreign governments and foreign government agencies, and private corporations or entities.
Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC that permits a Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for a comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.
Inverse Floaters. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.
IPO Investing. A Portfolio’s purchase of shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers may be volatile, and share prices of newly public companies have fluctuated in significant amounts over short periods of time. The effect of IPOs on a Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and purchase of their securities may involve greater investment risk.
Liquidity Risk Management. In October 2016, the SEC adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which requires open-end funds, such as the Portfolios, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Portfolios have implemented their liquidity risk management program (the “Liquidity Program”), and the Board has appointed SunAmerica as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, SunAmerica assesses, manages, and periodically reviews each Portfolio’s liquidity risk and classifies each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The liquidity of a Portfolio’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Portfolio can expect to be exposed to greater liquidity risk.
Loan Participations and Assignments. Loan participations and assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any setoff between the Lender and the borrower. A Portfolio will acquire Participations only if the Lenders interpositioned between the Portfolio and the borrower are determined by the Subadviser to be creditworthy. When a Portfolio purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolios’ ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating their NAV.
The highly leveraged nature of many such Loans may make such Loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.
In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Portfolios, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks, and there may be less publicly available information about Loans than about securities. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
Mortgage-Backed Securities. Mortgage-backed securities include investments in mortgage-related securities, including certain U.S. government securities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) certificates (as defined below), and private mortgage-related securities which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.
The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.
The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:
GNMA Certificates (“GNMA Certificates”). GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans Administration . The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.
FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.
GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.
FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.
Although the U.S. government has provided financial support to FHLMC and FNMA, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Other types of mortgage-backed securities include:
Conventional Mortgage Pass-Through Securities (“Conventional Mortgage Pass-Throughs”) represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loan associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For U.S. federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of U.S. federal income tax at the entity level.
The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.
Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.
Collateralized Mortgage Obligations (“CMOs”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.
Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs, which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.
Each Portfolio may invest in CMOs.
Stripped Mortgage-Backed Securities (“SMBS”). SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal-only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest-only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield.
Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
New Developments. See Special Situations herein.
Options and Futures. Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc., at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes. Portfolios may also use Options and Futures for other purposes, including, without limitation, to facilitate trading, to increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income.
Options may be traded on a national securities exchange or in the OTC market. Risks to the Portfolios of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.
Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security. A Portfolio may only write call options up to 25% of its total assets.
A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
The following is more detailed information concerning options, futures and options on futures:
Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.
To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.
When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.
A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.
A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.
When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).
Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.
When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is provided only during the life of the spread option.
Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.
As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.
Options on Securities Indices. Puts and calls on broad-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures (as defined below). When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.
The use of options would subject a Portfolio to certain risks. The Subadviser’s predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s NAV or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if the option had not been used. Other risks of using options include contractions and unexpected movements in the prices of the securities included in the indices underlying the options.
Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded OTC and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Reset Options. Reset options are options on U.S. Treasury securities that provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Portfolio is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium that would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Portfolio purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.
Futures. Certain of the Portfolios may enter into futures contracts for various purposes including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or rates to manage duration and yield curve positioning, or to enhance income or total return. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. Government securities (together, “Futures”) are used primarily for hedging purposes from time to time for return enhancement. Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “futures broker”). As the Future is marked to market to reflect changes in its market value, subsequent margin payments, known as “variation margin,” are made or received by the Portfolio as a result of changes in the value of the contract and /or changes in the value of the initial margin requirement. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.
The primary risk to the Portfolios of entering into Futures is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying securities. Futures involve, to varying degrees, risk of loss in excess of the variation margin as disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. There may not always be a liquid secondary market for Futures and, as a result, a Portfolio may be unable to close out its contracts at a time that is advantageous. In addition, if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times.
Interest rate futures contracts are purchased or sold generally to manage duration and yield curve positioning and for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed income securities, as well as for other purposes. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.
The structure of swap futures blends certain characteristics of existing OTC swaps and futures products. Unlike most swaps traded in the OTC market that are so-called “par” swaps with a fixed market value trading on a rate basis, swap futures have fixed notional coupons and trade on a price basis. In addition, swap futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of 10-year instruments expiring quarterly. Because swap futures are traded on an exchange, there is no counterparty or default risk, although, like all futures contracts, a Portfolio could experience delays and/or losses associated with the bankruptcy of a broker through which the Portfolio engages in futures transactions. Investing in swap futures is subject to the same risks of investing in futures, which is described above.
Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.
Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
Options on Futures. Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.
The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio’s losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.
A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.
Limitations on entering into Futures Contracts and Options on Futures. Transactions in options on Futures by a Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a

Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Commodity Exchange Act Regulation. Each Portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolio under the CEA. As a result, each Portfolio is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, no Portfolio may market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
Other Investment Companies. The Portfolios may invest in securities of other investment companies (including ETFs) subject to statutory limitations prescribed by the 1940 Act. ETFs are a widely used type of other investment company. These limitations include a prohibition on a Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of investment companies. These limitations may be exceeded for certain ETFs that have received SEC exemptions, subject to compliance with the applicable conditions. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. The SA Multi-Managed International Equity Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specific foreign regions.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Partnership Securities. The SA Multi-Managed International Equity, SA Multi-Managed Mid Cap Growth, SA Multi-Managed Mid Cap Value and SA T. Rowe Price Growth Stock Portfolios may invest in securities issued by publicly traded partnerships or master limited partnerships (together referred to as “PTPs/MLPs”) publicly traded on stock exchanges or markets in the United States such as the New York Stock Exchange (“NYSE”) and NASDAQ.
These entities are various forms of partnerships or limited liability companies that elect to be taxed as partnerships for U.S. federal income tax purposes. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a Portfolio if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
Risks involved with investing in PTPs/MLPs include, among other things, risks associated with the (i) partnership structure itself and (ii) specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as “pass-through” entities for tax purposes, they do not ordinarily pay income tax, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations).
Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the REIT securities in the Portfolio’s portfolio. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management. REITs may be leveraged, which increases risk.
Effective for taxable years beginning after December 31, 2017, the Tax Act generally allows individuals and certain non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends. Recently issued proposed regulations allow a regulated investment company to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.
Recent Market Events. In the past decade, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heighted uncertainty. These conditions may continue, recur, worsen or spread. Those events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism and war); natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Portfolio invests. The current market environment could make identifying investment risks and opportunities especially difficult for SunAmerica. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
On March 29, 2017, the United Kingdom (the “UK”) notified the European Council, in accordance with Article 50(2) of the Treaty on European Union (“Article 50”), of the UK’s intention to withdraw from the European Union (“Brexit”). In issuing the notice, the UK has begun the two year process set out in Article 50 for the UK and the European Union to negotiate the terms of the UK’s withdrawal from the European Union, taking into account the framework for the UK’s future relationship with the European Union. In accordance with Article 50, the UK was scheduled to cease membership in the European Union on March 30, 2019. However, pursuant to an agreement between the UK and the European Union, this date has been extended to October 31, 2019. This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the European Union, and those consequences include significant legal and business uncertainties pertaining to an investment in a Portfolio. Due to the very recent occurrence of these events, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by these events has resulted in immediate and longer term risks that would not have been applicable had the UK not sought to withdraw from the European Union.
Depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar in anticipation of Brexit would adversely affect Portfolio investments denominated in British pound sterling and/or the Euro that are not fully and effectively hedged, regardless of the performance of the investment.

If the UK leaves the European Union without agreements on trade, finance and other key elements, often called a hard Brexit, the UK would have to trade with the European Union under World Trade Organization rules, under which there would be customs and regulatory checks, and tariffs imposed on goods that the UK exports to the European Union. In addition, there would be no 21-month post-Brexit transition period. A hard Brexit would mean the UK would leave Europe’s single market and customs union, which could hurt global financial stability.
Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Whether or not a Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investments.
Restricted Securities. Securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting the sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, a Portfolio will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).
A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Commercial paper issues in which a Portfolio’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above.
Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or a Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements that are covered with segregated securities are not considered to be borrowings and are, therefore, not subject to the percentage limitations on borrowings. Each Portfolio, except the SA Putnam Asset Allocation Diversified Growth, SA Multi-Managed Mid Cap Value, SA T. Rowe Price Growth Stock, SA Multi-Managed Small Cap and the Seasons Managed Allocation Portfolios, may enter into reverse repurchase agreements. See “Investment Restrictions.”

Roll Transactions. Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.
Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Subadviser’s ability to predict correctly interest rates and, in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments that generally affect that sector.
Securities Lending. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1⁄3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio and are at all times secured by cash, U.S. government securities or certain bank letters of credit. In lending its portfolio securities, a Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which, in the case of cash collateral, will be invested in short-term highly liquid obligations. The market value of loaned securities is monitored daily and the borrower is required to deposit additional collateral whenever the market value of the loaned securities rises or the value of the non-cash collateral declines. A borrower is not required to deposit additional collateral if a loan becomes under-collateralized as a result of declines in the market value of securities in which the cash collateral is invested. A loan may be terminated by the borrower on one business day’s notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. The Portfolio may also suffer losses if the value of the securities in which cash collateral is invested declines. In addition to the fees paid to the lending agent, the Portfolio may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities.
Since voting or consent rights that accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.
At the present time no Portfolio engages in securities lending.
Short Sales. Short sales are effected by selling a security that a Portfolio does not own. Certain Portfolios may engage in short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) is generally treated as a sale by the Portfolio for U.S. federal income tax purposes. A Portfolio will generally recognize any gain (but not loss) for U.S. federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. A Portfolio may also engage in “naked” short sales. In a naked short transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Until a Portfolio replaces a borrowed security, the Portfolio will segregate, and maintain daily, cash or other liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Seasons Managed Allocation Portfolios will not enter into short sales.
Short-Term Investments. Short-term investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when the Adviser or a Subadviser is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. In order to facilitate quarterly rebalancing of the Multi-Managed Seasons Portfolios as described in the Prospectus and to adjust for the flow of investments into and out of the Portfolios, each Portfolio may hold a greater percentage of its assets in cash or cash equivalents at the end of each quarter than might otherwise be the case. Although each Portfolio may invest in short-term investments, certain Portfolios may be limited in their ability to invest in short-term investments as reflected below. Common short-term investments may include, but are not limited to the following:
Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit. Pursuant to the 1940 Act and rules promulgated thereunder and/or a SEC exemptive order, T. Rowe Price Associates, Inc. (“T. Rowe Price”) may invest idle cash of the SA T. Rowe Price Growth Stock Portfolio and its portion of the SA Multi-Managed International Equity, SA Multi-Managed Mid Cap Growth and SA Multi-Managed Mid Cap Value Portfolios in certain money market funds that it manages.
Commercial Bank Obligations. Commercial bank obligations are certificates of deposit (“CDs”) (interest-bearing time deposits issued by domestic banks, foreign branches of domestic banks, U.S. branches of foreign banks and non-U.S. branches of foreign banks), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank or by a non-U.S. branch of a foreign bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks. The Growth component of each Multi-Managed Seasons Portfolio and a portion of the SA Multi-Managed Large Cap Growth Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amounts of these obligations are fully insured by the Federal Deposit Insurance Corporation (“FDIC”).
Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The Growth component of each Multi-Managed Seasons Portfolio, and a portion of the SA Multi-Managed Large Cap Growth Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations are fully insured by the FDIC.
Commercial Paper. Short-term notes (up to 397 days) issued by domestic and foreign corporations or governmental bodies, including variable amount master demand notes and floating rate or variable rate notes.
Extendible Commercial Notes (“ECNs”). ECNs are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time.
Each Portfolio, except the SA Multi-Managed International Equity, SA T. Rowe Price Growth Stock, SA Multi-Managed Small Cap and the Seasons Managed Allocation Portfolios, may invest in ECNs.
Variable Amount Master Demand Notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market for such obligations. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with variable amount master demand note arrangements, the Adviser or a

Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser or a Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by NRSROs and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Variable amount master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand. Each Portfolio, except the SA Multi-Managed Mid Cap Value, SA Multi-Managed International Equity, SA T. Rowe Price Growth Stock, SA Multi-Managed Small Cap and the Seasons Managed Allocation Portfolios, may invest in variable amount demand master notes.
Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period. Each Portfolio, except the SA Multi-Managed Small Cap and Seasons Managed Allocation Portfolios, may invest in corporate obligations maturing in 397 days or less.
U.S. Government Securities. Debt securities maturing generally within 397 days of the date of purchase and include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.
Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest, and with selected banks and securities dealers whose financial condition is monitored by the Adviser or a Subadviser, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.
Special Situations. As described in the Prospectus, certain Portfolios may invest in “special situations.” A special situation arises when, in the opinion of a Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws.
Standby Commitments. Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Portfolio is paid a commitment fee, regardless of whether the security ultimately is issued. A Portfolio may enter into standby commitment agreements to enhance the liquidity of portfolio securities, but only when the issuers of the commitment agreements present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser or a Subadviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Swaps. Certain Portfolios may enter into credit default, currency, inflation, interest rate, equity, mortgage and/or total return swap contracts. Generally, a swap contract is a privately negotiated agreement between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either marked-to-market daily based upon quotations from market makers or are calculated using standard models and current market data. Any change, in market value is recorded as an unrealized gain or loss. In connection with these contracts, securities or cash may be identified as collateral in accordance with the terms of the respective swap contract to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The Portfolios amortize upfront payments and receipts on the swap contracts on a daily basis. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments made or received by the Portfolios are included as part of realized gain (loss).
Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody’s, or is determined to be of equivalent quality by the applicable Subadviser.
The SA Putnam Asset Allocation Diversified Growth Portfolio is permitted to invest up to 5% of the Portfolio’s total assets in interest rate swaps and up to 5% of the Portfolio’s total assets in exchange traded futures on swaps, provided however, that (1) a maximum of 25% of the total assets of the fixed income portion of the Portfolio may comprise the net notional amount of the aggregate investments in interest rate swaps and exchange traded futures on swaps; (2) each interest rate swap or exchange traded future on swap transaction engaged in by the Portfolio must be segregated; and (3) the investment bank that is counterparty to the Portfolio in each transaction must be rated AA by Moody’s or a comparable rating.
Credit Default Swap Agreement. Certain Portfolios may enter into credit default swap agreements (“credit default swaps”) for various purposes, including managing credit risk (i.e., hedging), enhancing returns or speculation.
Credit default swaps are bilateral contracts in which one party makes periodic fixed-rate payments or a one-time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.
If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount or its full exposure value (i.e. the sum of the notional amount for the contract plus the market value) of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
As a buyer of protection on credit default swaps, a Portfolio will make periodic payments, similar to an insurance premium, the seller of protection agrees to compensate the Portfolio for future potential losses as a result of a credit event on the reference bond or other asset. The Portfolio effectively transfers the credit event risk of the reference bond or asset from it to the seller of protection.
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Credit default swaps on corporate issues or sovereign issues of an emerging country are bilateral contracts in which the buyer of protection makes periodic fixed payments or a one-time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce credit risk where a Portfolio owns or has exposure to the referenced obligation) or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular issuer’s default.
Credit default swaps on asset-backed securities are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one-time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular referenced obligation’s default.
Credit default swaps on credit indices are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one-time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.
Credit default swap agreements on credit indices (“CDXs”) are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which a Portfolio is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in other derivative instruments.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. Notional amounts of credit default swaps are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swaps entered into by a Portfolio for the same referenced entity or entities.
Cross-Currency Swap. A cross-currency swap is an interest rate swap agreement where the two instruments are denominated in two different currencies. Each agreement comprises both long and short exposures based on the reference legs of the swap. Cross-currency swaps are always long one currency and short another (non-base) currency simultaneously.

Currency Swaps. Currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of currency swap contracts may extend for many years. Currency swaps are usually negotiated with commercial and investment banks. Some currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.
Equity Swaps Agreements. Certain Portfolios may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk or to gain exposure to a security or market index. Equity swaps, a type of total return swap, are contracts that are typically entered into for the purpose of investing in a security or index without owning or taking physical custody of securities. The counterparty to an equity swap on a broad based index, as is the case with substantially all swaps, will typically be a registered swap dealer whereas the counterparty to a swap on a single name or narrow index will usually be a bank or broker/dealer. Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate NAV at least equal to the accrued excess of the Portfolio’s obligations over its entitlements with respect to each equity swap.
Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index (“CPI”), over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swaps discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.
Interest Rate Caps, Collars and Floors. Certain Portfolios may invest in interest rate caps, collars and floors. Generally, entering into interest rate caps, collars and floors are often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

Interest Rate Swap Agreements. Certain Portfolios may enter into interest rate swap agreements (“interest rate swaps”) for various purposes, including managing exposure to fluctuations in interest rates or for speculation. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Since interest rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest rate positions. Portfolios will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
Mortgage Swaps. A specific type of interest rate swap in which certain Portfolios may invest is a mortgage swap. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. In a mortgage swap, cash flows based on a group of mortgage pools are exchanged for cash flows based on a floating interest rate. The return on a mortgage swap is affected by changes in interest rates, which affect the prepayment rate of the underlying mortgages upon which the mortgage swap is based.
Options on Swaps. Certain Portfolios may enter into Swaptions. A Swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a Swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a Swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.
Total Return Swaps. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.
Risks of Entering into Swap Agreements: Risks to the Portfolios of entering into swap agreements, include credit risk, market risk, counterparty risk, liquidity risk or documentation risk. By entering into swap agreements, the Portfolios may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that the Subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, the Portfolio may suffer a loss.
Regulations enacted by the CFTC under the Dodd-Frank Wall Street Reform and Consumer Protection Act require the Portfolio to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (a CCP). To clear a swap with the CCP, the Portfolio will submit the swap to, and post collateral with a futures commission merchant (FCM) that is a clearinghouse member. The Portfolio may enter into the swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. It may also enter into the swap with the FCM itself. The CCP, the FCM and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might be otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Treasury Inflation Protection Securities. U.S. Treasury inflation protection securities are issued by the Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and the securities pay interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.
The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.
Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) or TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. Separate Trading of Registered Interest and Principal of Securities components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.
Variable Rate Demand Notes (“VRDNs”). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Any purchaser of VRDNs will meet applicable diversification and concentration requirements.
Value Investing. A Portfolio’s emphasis on securities believed to be under-valued by the market may use a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Portfolio or that the Portfolio will achieve its investment goal.
Warrants and Rights. Warrants and rights give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.
When-Issued, Delayed-Delivery and Forward Commitment Securities. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Portfolio to purchase or sell securities at a future date. The price of the underlying securities

(usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolios will generally purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolios may dispose of or negotiate a commitment after entering into it. The Portfolios may realize capital gains or losses in connection with these transactions. Each Portfolio is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Portfolio’s obligations are otherwise covered. Alternatively, each Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. The higher yield and interest rates on PIK bonds reflects a payment deferral and increased credit risk associated with such instruments and that such investments may represent a significantly higher credit risk than coupon loans. PIK bonds may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK interest has the effect of increasing the assets under management and, thereby, increasing the management fees at a compounding rate. In addition, the deferral of PIK interest also reduces the loan to value ratio at a compounding rate.
These investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and that, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio’s distribution obligations.
SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE
The Trust’s custodian, State Street Bank and Trust Company (“State Street”), or a securities depository acting for the custodian, will act as each Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.
An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s NAV being more sensitive to changes in the value of the underlying investments.
Transactions in options by a Portfolio are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, a Portfolio is required to segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis.
Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (other than a limited category of exempted trades), interest rate swaps, Swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain derivatives must be cleared and traded through a regulated market or facility and will impose these requirements on additional derivatives in the future). OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with OTC derivatives transactions. Derivatives intermediaries also are required, for cleared derivatives, to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations. With respect to swaps, regulations are now in effect that require derivatives dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC derivatives with a Portfolio. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. The additional requirements for posting of initial margin in connection with OTC derivatives will be phased-in through 2020. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Portfolio’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. The implementation of these requirements with respect to derivatives, along with additional regulations under Dodd-Frank regarding clearing, mandatory trading and reporting of derivatives, may increase the costs and risks to a Portfolio of trading in these instruments and, as a result, may affect returns to investors in the Portfolio.
As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC and/or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.
The SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC is also expected to impose similar requirements on the OTC derivatives that it regulates. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.
OTC derivatives dealers are currently required to register with the CFTC and will ultimately be required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivatives dealers, which costs may be passed along to the Portfolios as market changes continue to be implemented. The overall impact of Dodd-Frank on the Portfolios remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.
In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. In December 2016, the CFTC reproposed new rules regarding speculative position limits, replacing a prior proposal from November 2013. These rules, if adopted in substantially the same form, will impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. A Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.
Asset Coverage for Certain Derivative Transactions. The Portfolios will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions. These guidelines may, in certain instances, require segregation by a Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. With respect to futures and forward contracts that are not contractually required to “cash-settle,” for example, a Portfolio covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures and forward contracts that are contractually required to “cash-settle,” however, a Portfolio sets aside liquid assets in an amount equal to the Portfolio’s daily mark-to-market (net) obligation (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. Segregated assets cannot be sold or transferred unless an equivalent amount of assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.
As another example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies. Each Portfolio’s Subadviser will monitor a Portfolio’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Portfolio’s portfolio investments.
In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio’s investment objectives, legally permissible and adequately disclosed.
Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.
If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if a Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD,
HIGH RISK BONDS AND SECURITIES RATINGS
High-Yield, High Risk Bonds may present certain risks, which are discussed below:
•	Sensitivity to Interest Rate and Economic Changes—High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s NAV.
•	Payment Expectations—High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
•	Liquidity and Valuation—There may be little trading in the secondary market for particular bonds, which may adversely affect a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. The Managers attempt to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Manager, as appropriate, will evaluate the security and determine whether to retain or dispose of it.
The following are additional restrictions and/or requirements concerning the ratings of securities:
•	The Small-Cap Growth component, the SA T. Rowe Price Growth Stock Portfolio, and the SA Multi-Managed Mid Cap Growth Portfolio may invest in debt securities rated as low as “BBB-” by S& P, “Baa3” by Moody’s, or unrated securities determined by the Subadviser to be of comparable quality.
•	The Growth component and the SA Multi-Managed International Equity Portfolio may invest up to 35% and 20%, respectively, of net assets in high-yield/high risk securities rated below Baa3 by Moody’s or BBB- by S&P, or unrated bonds determined by the Subadviser to be of comparable quality. The SA Multi-Managed Large Cap Growth Portfolio may invest up to 20% of net assets in high-yield/high risk securities rated below Baa3 by Moody’s or BBB- by S&P, or unrelated bonds determined by the Subadviser to be of comparable quality.
•	The Balanced component may invest up to 15% of total assets in the component in securities rated below Baa3 by Moody’s of BBB- by S&P (or, in each case, if not rated, determined by the Subadviser to be of comparable quality).
•	The Fixed Income component may invest up to 20% of its assets in securities rated below Baa3 by Moody’s or BBB- by S&P and no more than 10% of its assets in bonds rated as low as C by Moody’s or D by S&P (or, in each case, if not rated, determined by the Subadviser to be of comparable quality).
•	The SA Multi-Managed Large Cap Value Portfolio (up to 10%) may invest in debt securities rated below investment grade (i.e., below “BBB-” by S&P or below “Baa3” by Moody’s) or, if unrated, determined by the Subadviser to be of equivalent quality.
•	The SA Putnam Asset Allocation Diversified Growth Portfolio may invest up to 20% of its total assets in securities rated below Baa3 by Moody’s or BBB- by S&P, including no more than 5% of its total assets in bonds rated at the time of purchase below Caa by Moody’s or CCC by S&P (or, in each case, if not rated, determined by the Subadviser to be of comparable quality).
•	The SA Multi-Managed Small Cap Portfolio, the SA Multi-Managed Mid Cap Value Portfolio, and the SA Multi-Managed Diversified Fixed Income Portfolio may invest up to 20% of their respective assets in securities rated below Baa3 by Moody’s or BBB- by S&P and no more than 10% of their respective assets in bonds rated as low as C by Moody’s or D by S&P. In addition, the portion of the SA Multi-Managed Large Cap Growth Portfolio managed by Morgan Stanley Investment Management Inc. (“MSIM”) may invest up to 20% of the assets allocated to it in securities rated below Baa by Moody’s or BBB by S&P; and the portion of the SA Multi-Managed Large Cap Growth Portfolio allocated to Goldman Sachs Asset Management L.P. (“GSAM”), the portion of the SA Multi-Managed Mid Cap Value Portfolio allocated to T. Rowe Price, and the portion of the SA Multi-Managed International Equity Portfolio allocated to Schroder Investment Management North America Inc. (“SIMNA”) may invest no more than 10% of the assets allocated to it in bonds rated as low as C by Moody’s or D by S&P. In each case, securities that are not rated will be subject to the percentage limitations of securities determined by the Subadviser to be of comparable quality as stated herein.
•	The SA Columbia Focused Value Portfolio will limit its investments in debt securities to primarily “investment-grade” obligations.
SUPPLEMENTAL INFORMATION ABOUT THE PASSIVELY-MANAGED
INDEX PORTIONS OF CERTAIN PORTFOLIOS
The SA Multi-Managed Diversified Fixed Income Portfolio, SA Multi-Managed International Equity Portfolio, SA Multi-Managed Large Cap Growth Portfolio, SA Multi-Managed Large Cap Value Portfolio, SA Multi-Managed Mid Cap Growth Portfolio, SA Multi-Managed Mid Cap Value Portfolio and SA Multi-Managed Small Cap Portfolio each have a passively-managed portion of the respective Portfolio that is designed to track an index or subset of an index. PineBridge is responsible for managing the passively-managed portion of the SA Multi-Managed Diversified Fixed Income Portfolio. SunAmerica is responsible for managing the passively-managed index portions of the SA Multi-Managed International Equity Portfolio, SA Multi-Managed Large Cap Growth Portfolio, SA Multi-Managed Large Cap Value Portfolio, SA Multi-Managed Mid Cap Growth Portfolio, SA Multi-Managed Mid Cap Value Portfolio and SA Multi-Managed Small Cap Portfolio (collectively, the “SunAmerica Index Portfolios”). In connection with SunAmerica’s management of the passively-managed portions of the SunAmerica Index Portfolios, the SunAmerica Index Portfolios may trade in AIG stock if such stock is represented in the targeted index.
INVESTMENT RESTRICTIONS
The Trust, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of its outstanding voting securities. A majority of the outstanding voting securities is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio.
Fundamental Investment Restrictions Applicable to All Portfolios
Each Portfolio may not:
1.	Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.	Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.	Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.	Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5.	Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.	Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.	Each Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.
The Portfolios’ fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.
With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Portfolio to borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. (The Portfolio’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Portfolio to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Portfolio’s asset coverage falls below 300%, the Portfolio is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the restriction.
With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Portfolio to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio if it invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Portfolio to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act.
With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Portfolio to make loans within certain limits. The fundamental investment restriction permits a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, a Portfolio wished to lend securities, it would be permitted to do so only after it receives Board approval. The fundamental investment restriction will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.
With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Portfolio from issuing “senior securities,” which are defined as Portfolio obligations that have a priority over the Portfolio’s shares with respect to the payment of dividends or the distribution of Portfolio assets, except that a Portfolio may borrow money in amounts of up to one-third of the Portfolio’s total assets from banks for any purpose. A Portfolio also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Portfolio can increase the speculative character of the Portfolio’s outstanding shares through leveraging. Leveraging of the Portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the Portfolio’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Portfolio from owning real estate; however, a Portfolio is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit a Portfolio to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Portfolio from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Portfolio is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits a Portfolio’s acquisition of any illiquid investment, if immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. If a Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in exchange-traded funds that invest in physical and/or financial commodities.
With respect to fundamental investment restriction number 7, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries.
Non-Fundamental Investment Restrictions
The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Portfolio may not:
1.	Purchase securities on margin.
2.	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectuses and SAI, as they may be amended from time to time.
3.	Sell securities short, including short sales “against the box” (i.e., where a Portfolio contemporaneously owns, or has the right to acquire at no additional cost, securities identical or substantially similar to those sold short) if as a result more than 25% of its net assets would be subject to such short sales.
4.	Purchase or sell securities of other investment companies except (i) to the extent permitted by applicable law; and (ii) that T. Rowe Price may invest uninvested cash balances of the component of the Portfolio in money market mutual funds that it manages to the extent permitted by applicable law. Further, without prohibiting them from acquiring the securities of registered investment companies to the extent otherwise permissible under applicable law, with respect to each of the SA Multi-Managed Diversified Fixed Income Portfolio, SA Multi-Managed International Equity Portfolio, SA Multi-Managed Large Cap Growth Portfolio, SA Multi-Managed Large Cap Value Portfolio, SA Multi-Managed Mid Cap Growth Portfolio, SA Multi-Managed Mid Cap Value Portfolio, SA Wellington Real Return Portfolio, and SA Multi-Managed Small Cap Portfolio, the Portfolio may

not acquire any securities of registered open-end investment companies or registered unit investment trust in reliance on subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
5.	Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Subadviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.
Diversification
Each of the Portfolios is currently classified as a diversified fund under the 1940 Act. This means that a Portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

TRUSTEES AND OFFICERS OF THE TRUST
The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Trustee is 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367. As mentioned above, Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by AIG Capital Services, Inc. (“ACS”) and other affiliates of SunAmerica.
Name and Age	Position(s) Held With Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee[2,3]	Other Directorship(s) Held By Trustee[4]
Independent Trustees
Garrett F. Bouton Age: 74	Trustee	2007 – Present	Retired (2003-Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	78	Chairman/Director, The LEGG Company (consulting services) (2006-2010).
Carl D. Covitz Age: 80	Trustee	2001 – Present	Owner and President, Landmark Capital, Inc. (1973-Present).	78	Director, Arden Realty Inc. (real estate) (1995-2006).
Jane Jelenko Age: 70	Trustee	2006 – Present	Retired Partner of KPMG LLP and Managing Director of BearingPoint, Inc. (formerly KPMG Consulting) (2003-Present).	78	Director, Countrywide Bank (banking) (2003-2008); and Director, Cathay General Bancorp and Cathay Bank (banking) (2012-Present).
Gilbert T. Ray Age: 74	Trustee	2001 – Present	Retired Partner, O’Melveny & Myers LLP (law firm) (2000-Present).	78	Director, Advance Auto Parts, Inc. (retail-auto & home supply stores) (2002-2016); Director, Watson, Wyatt Worldwide (services– management consulting services) (2000-2018); Director, DineEquity (services– restaurant) (2004-Present); Director, Diamond Rock Hospitality (financial– real estate) (2005-Present); Director, Towers Watson & Co. (services– management consulting services) (2010-2016).
Allan L. Sher Age: 87	Trustee	1997 – Present	Retired, Brokerage Executive (1992-Present).	78	Director, Bowl America Incorporated (1997-Present).
Bruce G. Willison Age: 70	Trustee and Chairman	2001 – Present	Professor of Management, Anderson School at UCLA (1999-2011); Dean, Anderson School at UCLA (1999-2005); co-founder, Grandpoint Capital, Inc. (2009-2010).	78	Director, Grandpoint Bank (banking) (2011-Present); Director, Indy Mac Bancorp (banking) (2003-2008); Director, Move, Inc. (internet real estate site) (2003-Present); Director, Health Net, Inc. (health insurance plan) (2000-2016).

[1]	Trustees serve until their successors are duly elected and qualified.

[2]	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes: the Trust (19 portfolios); SAST (59 portfolios); SunAmerica Specialty Series (6 funds); SunAmerica Money Market Funds, Inc. (1 fund); SunAmerica Income Funds (3 funds); SunAmerica Series, Inc. (6 funds); SunAmerica Equity Funds (2 funds); Anchor Series Trust (5 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); VALIC Company I (34 funds); and VALIC Company II (15 funds).
[3]	Number includes SAST (59 portfolios) and the Trust (19 portfolios).
[4]	Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
John T. Genoy Age: 50	President	2007 – Present	Chief Financial Officer and Director, SunAmerica (2002-Present); Senior Vice President, SunAmerica (2004-Present); Chief Operating Officer, SunAmerica (2006-Present).
Gregory R. Kingston Age: 53	Treasurer	2014 – Present	Senior Vice President, SunAmerica (2014-Present); Vice President, SunAmerica (2001-Present); Head of Mutual Fund Administration, SunAmerica (2014-Present).
Christopher C. Joe Age: 49	Chief Compliance Officer	2017 – Present	Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017-Present); Chief Compliance Officer, VALIC Retirement Services Company (2017-Present); Chief Compliance Officer, Invesco PowerShares (2012-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).
Gregory N. Bressler Age: 52	Vice President and Assistant Secretary	2005 – Present	Senior Vice President and General Counsel, SunAmerica (2005-Present).
Kathleen D. Fuentes Age: 50	Chief Legal Officer, Vice President and Secretary	2015 – Present	Vice President and Deputy General Counsel, SunAmerica (2006-Present).
Shawn Parry Age: 45	Vice President and Assistant Treasurer	2014 – Present	Vice President, SunAmerica (2014-Present); Assistant Vice President, SunAmerica (2005-2014).
Donna McManus Age: 58	Vice President and Assistant Treasurer	2014 – Present	Vice President, SunAmerica (2014-Present); Managing Director, BNY Mellon (2009-2014).
Matthew J. Hackethal Age: 47	Anti-Money Laundering Compliance Officer	2006 – Present	Acting Chief Compliance Officer, SunAmerica (2016-2017); Chief Compliance Officer, SunAmerica (2007-Present); and Vice President, SunAmerica (2011-Present).
Timothy Pettee Age: 60	Vice President	2018 – Present	Lead Portfolio Manager, Rules Based Funds (2013-Present); Chief Investment Strategist (2013-Present); Chief Investment Officer, SunAmerica (2003-2013).

Leadership Structure of the Board
Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged SunAmerica, and for certain Portfolios has engaged a Subadviser, to manage the Portfolios on a day-to-day basis.  The Board is responsible for overseeing SunAmerica, the Subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust (the “Declaration”) and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently comprised of seven members, six of whom are Independent Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Trustees also meet at least quarterly in executive sessions, at which no Trustee who is an interested person of SunAmerica is present. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Willison, an Independent Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee (the “Nomination Committee”) and Ethics Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadvisers and the Portfolios’ other service providers (including the Portfolios’ distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the Subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 25 years of experience in the banking industry. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.
Garrett F. Bouton. Mr. Bouton has served as a Trustee since 2007. He is a retired senior executive with over 25 years of experience in the investment services industry. Mr. Bouton also serves as a board member on non-profit organizations.
Carl D. Covitz. Mr. Covitz has served as a Trustee since 2001. He has more than 25 years of executive and business experience in the real estate and investment industries. Mr. Covitz also has broad corporate governance experience from serving on corporate boards for more than 15 years.
Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for 25 years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and

Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.
Gilbert T. Ray. Mr. Ray has served as a Trustee since 2001. He is a retired partner of O’Melveny & Meyers LLP, with more than 25 years of business experience as an attorney. Mr. Ray has extensive experience with conventional corporate and tax-exempt transactions, as well as international finance. His experience as an attorney allows Mr. Ray to provide guidance on legal and fiduciary matters. Mr. Ray has broad experience serving as a director on several other boards. Mr. Ray’s service as a director and committee chair on several public companies provides the Trust with valuable insights into compensation, audit and governance issues.
Allan L. Sher. Mr. Sher has served as a Trustee since 1997. He is a retired senior executive of a securities brokerage firm. Mr. Sher has over 10 years of experience serving as a director on other boards. Mr. Sher has over 50 years of experience in the securities industry, including serving as a broker, manager and Chief Executive Officer (“CEO”) of a securities firm. Mr. Sher has also served as a CEO of a money management firm. Mr. Sher is a former board member of the American Stock Exchange.
The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SunAmerica or its affiliates. For the Trust and SAST (the “Annuity Funds”), an annual fee and expenses are paid to each Trustee who is not an officer or employee of AGL or its affiliates for attendance at meetings of the Board. Independent Trustees receive an annual fee of $195,000. Trustees are compensated $2,500 for special in-person or telephonic Board meetings. The Independent Chairman receives an additional retainer fee of $67,500. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.
Each Independent Trustee serves on each Committee of the Board. Members of each Committee serve without compensation, except that Mr. Sher, as Audit Committee Chair, receives an additional retainer fee of $12,500 and Mr. Ray, as Nomination Committee Chair, receives an additional retainer fee of $7,500.
The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met four times during the fiscal year ended March 31, 2019.
The Nomination Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by the Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Trust at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. The Nomination Committee reviews at least annually the independence of the Independent Trustees and the independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its Committees and monitors and evaluates the functioning of the Committees. The Nomination Committee met two times during the fiscal year ended March 31, 2019.
The Ethics Committee is responsible for applying the code of ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the code of ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Trust’s code of ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met two times during the fiscal year ended March 31, 2019.
As of June 30, 2019, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.
TRUSTEE OWNERSHIP OF PORTFOLIO SHARES
The following table shows the dollar range of shares beneficially owned by each Trustee.

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Independent Trustees
Garrett F. Bouton	0	0
Carl D. Covitz	0	0
Jane Jelenko	0	0
Gilbert T. Ray	0	0
Allan L. Sher	0	0
Bruce G. Willison	0	0
Interested Trustee
Peter A. Harbeck[3]	0	0

1 Includes the value of shares beneficially owned by each Trustee in each Portfolio of the Trust as of December 31, 2018.
2 Effective June 28, 2019, Mr. Harbeck retired as a Trustee of the Trust.
3 Includes the Trust (19 portfolios) and SAST (59 portfolios).
As of December 31, 2018, no Independent Trustee nor any of his or her immediate family members owned beneficially or of record any securities in the Adviser or AGL or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.
Compensation of Trustees
The following table sets forth the compensation paid to each Independent Trustee for his/her services as a Trustee to the Trust and as a Trustee/Director to certain of the funds within the Fund Complex for the fiscal year ended March 31, 2019.  Neither the Interested Trustee nor any officer of the Trust receives any compensation from the Trust for serving as a Trustee or an officer.
Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as part of Trust Expenses	Total Compensation from Fund Complex Paid to Trustees*
Garrett F. Bouton	$24,173	N/A	$200,000
Carl D. Covitz	24,173	N/A	200,000
Jane Jelenko	24,173	N/A	200,000
Gilbert T. Ray	24,775	N/A	205,000
Allan L. Sher	25,684	N/A	212,500
Bruce G. Willison	32,335	N/A	267,500

*	As of March 31, 2019, the Fund Complex included SAST (58 portfolios), SunAmerica Specialty Series (6 funds), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 funds), Anchor Series Trust (5 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (34 funds), VALIC Company II (15 funds), and the Trust (19 portfolios).

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser, located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311, is a wholly-owned subsidiary of AGL, which in turn is an indirect, wholly-owned subsidiary of AIG, a U.S.-based international insurance organization.
AIG, a Delaware corporation, is a holding company that, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.
Terms of the Advisory Agreement
The Advisory Agreement provides that SunAmerica shall act as investment adviser to each Portfolio, manage each Portfolio’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SunAmerica or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.
The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Advisory Agreement. The Advisory Agreement also provides for automatic termination upon assignment.
Under the terms of the Advisory Agreement, SunAmerica is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:
Portfolio	Advisory Fee (as a percentage of Assets)
SA Allocation Growth Portfolio[1]		0.10%
SA Allocation Moderate Growth Portfolio[1]		0.10%
SA Allocation Moderate Portfolio[1]		0.10%
SA Allocation Balanced Portfolio[1]		0.10%
SA Columbia Focused Value Portfolio[2]	First $250 million	1.00%
	Next $250 million	0.95%
	Over $500 million	0.90%
SA Multi-Managed Diversified Fixed Income Portfolio	First $200 million	0.70%
	Next $200 million	0.65%
	Over $400 million	0.60%

Portfolio	Advisory Fee (as a percentage of Assets)
SA Multi-Managed Growth Portfolio[3]	First $250 million	0.89%
	Next $250 million	0.84%
	Over $500 million	0.79%
SA Multi-Managed Income Portfolio[4]	First $250 million	0.77%
	Next $250 million	0.72%
	Over $500 million	0.67%
SA Multi-Managed Income/Equity Portfolio[5]	First $250 million	0.81%
	Next $250 million	0.76%
	Over $500 million	0.71%
SA Multi-Managed International Equity Portfolio[6]	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%
SA Multi-Managed Large Cap Growth Portfolio[7]	First $250 million	0.80%
	Next $250 million	0.75%
	Over $500 million	0.70%
SA Multi-Managed Large Cap Value Portfolio	First $250 million	0.80%
	Next $250 million	0.75%
	Over $500 million	0.70%
SA Multi-Managed Mid Cap Growth Portfolio	First $250 million	0.85%
	Next $250 million	0.80%
	Over $500 million	0.75%
SA Multi-Managed Mid Cap Value Portfolio	First $250 million	0.85%
	Next $250 million	0.80%
	Over $500 million	0.75%
SA Multi-Managed Moderate Growth Portfolio[8]	First $250 million	0.85%
	Next $250 million	0.80%
	Over $500 million	0.75%
SA Multi-Managed Small Cap Portfolio	First $250 million	0.85%
	Next $250 million	0.80%
	Over $500 million	0.75%
SA Putnam Asset Allocation Diversified Growth Portfolio[9]	First $250 million	0.85%
	Next $250 million	0.80%
	Over $500 million	0.75%
SA T. Rowe Price Growth Stock Portfolio	First $250 million	0.85%
	Next $250 million	0.80%
	Over $500 million	0.75%
SA Wellington Real Return Portfolio[10]	First $500 million	0.60%
	Over $500 million	0.55%
The term “assets” means the average daily net assets of each Portfolio.

[1]	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee for the SA Allocation Balanced, SA Allocation Growth, SA Allocation Moderate Growth and SA Allocation Moderate Portfolios so that the advisory fee payable to SunAmerica equals 0.09% of average daily net assets through July 29, 2020.
[2]	Pursuant to a Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fees for the SA Columbia Focused Value Portfolio so that the advisory fee payable to SunAmerica equals 0.67% of average daily net assets through July 29, 2020.

[3]	Pursuant to an Advisory Fee Waiver Agreement, effective May 1, 2019, SunAmerica contractually agreed to waive its advisory fee for the SA Multi-Managed Growth Portfolio so that the advisory fee on average daily net assets payable to SunAmerica equals 0.82% on the first $250 million, 0.77% on the next $250 million, and 0.72% above $500 million.
[4]	Pursuant to a Fee Waiver Agreement, effective May 1, 2019, SunAmerica contractually agreed to waive its advisory fee for the SA Multi-Managed Income Portfolio so that the advisory fee on average daily net assets payable to SunAmerica equals 0.74% on the first $250 million, 0.69% on the next $250 million, and 0.64% above $500 million.
[5]	Pursuant to a Fee Waiver Agreement, effective May 1, 2019, SunAmerica contractually agreed to waive its advisory fee for the SA Multi-Managed Income/Equity Portfolio so that the advisory fee on average daily net assets payable to SunAmerica equals 0.77% on the first $250 million, 0.72% on the next $250 million, and 0.67% above $500 million.
[6]	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive 0.04% of its advisory fee with respect to the SA Multi-Managed International Equity Portfolio through July 29, 2020.
[7]	Pursuant to a Fee Waiver Agreement, effective May 1, 2019, SunAmerica contractually agreed to waive its advisory fee for the SA Multi-Managed Large Cap Growth Portfolio so that the advisory fee on average daily net assets payable to SunAmerica equals 0.73% on the first $250 million, 0.67% on the next $250 million, and 0.58% above $500 million.
[8]	Pursuant to a Fee Waiver Agreement, effective May 1, 2019, SunAmerica contractually agreed to waive its advisory fee for the SA Multi-Managed Moderate Growth Portfolio so that the advisory fee on average daily net assets payable to SunAmerica equals 0.80% on the first $250 million, 0.75% on the next $250 million, and 0.70% above $500 million.
[9]	Pursuant to a Fee Waiver Agreement, effective November 1, 2018, SunAmerica contractually agreed to waive its advisory fee for the SA Putnam Asset Allocation Portfolio so that the advisory fee on average daily net assets payable to SunAmerica equals 0.70% on the first $250 million, 0.65% on the next $250 million, and 0.60% above $500 million.
[10]	The Adviser has voluntarily agreed to, until further notice, waive 0.05% of investment advisory fees for the SA Wellington Real Return Portfolio.
Advisory Fees
The following table sets forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the Advisory Agreement for the last three fiscal years*
	2019		2018		2017
PORTFOLIO	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
SA Allocation Balanced Portfolio[1]	0.10%	$ 218,405	0.10%	$ 237,904	0.10%	$ 249,960
SA Allocation Growth Portfolio[1]	0.10%	140,039	0.10%	107,730	0.10%	89,821
SA Allocation Moderate Growth Portfolio[1]	0.10%	478,935	0.10%	521,374	0.10%	516,488
SA Allocation Moderate Portfolio[1]	0.10%	300,896	0.10%	324,185	0.10%	323,850
SA Columbia Focused Value Portfolio[7]	0.99%	3,069,145	0.99%	3,249,618	0.98%	3,636,398
SA Multi-Managed Diversified Fixed Income Portfolio	0.63%	6,273,184	0.63%	6,950,982	0.63%	7,402,690
SA Multi-Managed International Equity Portfolio[3]	0.92%	4,514,377	0.91%	6,113,173	0.90%	6,475,272
SA Multi-Managed Large Cap Growth Portfolio[4]	0.77%	3,807,841	0.77%	4,164,845	0.78%	3,792,760
SA Multi-Managed Large Cap Value Portfolio	0.75%	5,760,580	0.74%	6,910,195	0.74%	7,553,424
SA Multi-Managed Mid Cap Growth Portfolio	0.85%	1,870,396	0.85%	1,866,025	0.85%	1,723,337
SA Multi-Managed Mid Cap Value Portfolio	0.85%	2,063,412	0.85%	2,181,802	0.84%	2,585,825
SA Multi-Managed Growth Portfolio[4,5]	0.89%	451,708	0.89%	487,348	0.89%	489,415
SA Multi-Managed Income Portfolio[4]	0.77%	361,697	0.77%	398,537	0.77%	421,062
SA Multi-Managed Income/Equity Portfolio[4]	0.81%	465,077	0.81%	512,363	0.81%	544,188
SA Multi-Managed Moderate Growth Portfolio[4,5]	0.85%	714,266	0.85%	767,731	0.85%	790,283
SA Multi-Managed Small Cap Portfolio[5]	0.84%	2,376,069	0.84%	2,412,595	0.84%	2,695,660
SA Putnam Asset Allocation Diversified Growth Portfolio[2]	0.85%	1,346,735	0.85%	1,153,874	0.85%	1,053,065

	2019		2018		2017
PORTFOLIO	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
SA T. Rowe Price Growth Stock Portfolio	0.83%	3,371,968	0.83%	3,702,645	0.83%	3,717,008
SA Wellington Real Return Portfolio[6]	0.58%	4,327,681	0.58%	4,314,144	0.59%	3,564,424

* The percentages and amounts shown in the table do not reflect any fee waivers and/or expense reimbursements.
[1]	Pursuant to a Fee Waiver Agreement, effective July 29, 2015, the Adviser contractually agreed to waive its advisory fee for the SA Allocation Balanced, SA Allocation Growth, SA Allocation Moderate Growth and SA Allocation Moderate Portfolios so that the advisory fee payable to SunAmerica equals 0.09% of average daily net assets. This waiver agreement may be modified or discontinued prior to July 29, 2020 only with the approval of the Board, including a majority of the Independent Trustees. For the year ended March 31, 2019, the amount of advisory fees waived was $21,841, $14,004, $47,893 and $30,090, respectively. For the year ended March 31, 2018, the amount of advisory fees waived was $95,130, $10,773, $52,138 and $32,419, respectively. For the year ended March 31, 2017, the amount of advisory fees waived was $24,996, $8,981, $51,649 and $32,385, respectively.
[2]	Pursuant to a Fee Waiver Agreement, effective November 1, 2018, the Adviser contractually agreed to waive its advisory fee for the SA Putnam Asset Allocation Diversified Growth Portfolio so that the advisory fee payable to SunAmerica is equal to the portion of the Portfolio’s average daily net assets set forth below: 0.70% on the first $250 million, 0.65% on the next $250 million, and 0.60% above $500 million. This waiver agreement may be modified or discontinued prior to July 31, 2020 only with the approval of the Board, including a majority of the Independent Trustees. For the year ended March 31, 2019, the amount of advisory fees waived was $191,029. Prior to November 1, 2018, the Adviser had voluntarily agreed to waive 0.10% of investment advisory fees for the Portfolio. For the years ended March 31, 2018 and 2017, the amount of advisory fees waived was $135,750 and $123,890, respectively. The fees waived and/or expenses reimbursed by SunAmerica with respect to the SA Putnam Asset Allocation Diversified Growth Portfolio are not subject to recoupment.
[3]	Pursuant to a Fee Waiver Agreement, effective December 1, 2014, the Adviser contractually agreed to waive 0.04% of investment advisory fees for the SA Multi-Managed International Equity Portfolio. This waiver agreement may be modified or discontinued prior to July 29, 2020 only with the approval of the Board, including a majority of the Independent Trustees. For the years ended March 31, 2019, 2018 and 2017, the amount of advisory fees waived was $195,682, $270,032 and $287,072, respectively.
[4]	Pursuant to a Fee Waiver Agreement, effective May 1, 2019, the Adviser contractually agreed to waive its advisory fees for the following Portfolios so that the advisory fee payable to SunAmerica is equal to the portion of the Portfolio’s average daily net assets set forth below: SA Multi-Managed Large Cap Growth Portfolio– 0.73% on the first $250 million, 0.67% on the next $250 million and 0.58% above $500 million; SA Multi-Managed Growth Portfolio– 0.82% on the first $250 million, 0.77% on the next $250 million and 0.72% above $500 million; SA Multi-Managed Income Portfolio– 0.74% on the first $250 million, 0.69% on the next $250 million and 0.64% above $500 million; SA Multi-Managed Income/Equity Portfolio– 0.77% on the first $250 million, 0.72% on the next $250 million and 0.67% above $500 million; and SA Multi-Managed Moderate Growth Portfolio– 0.80% on the first $250 million, 0.75% on the next $250 million and 0.70% above $500 million. This waiver agreement may be modified or discontinued prior to July 31, 2020 only with the approval of the Board, including a majority of the Independent Trustees.
Pursuant to a prior Fee Waiver Agreement dated May 1, 2018, the Adviser had contractually agreed to waive its advisory fees for the Portfolios so that the advisory fee payable to SunAmerica was equal to the portion of the Portfolio’s average daily net assets set forth below: SA Multi-Managed Large Cap Growth Portfolio– 0.75% on the first $250 million, 0.69% on the next $250 million and 0.60% above $500 million; SA Multi-Managed Growth Portfolio– 0.85% on the first $250 million, 0.80% on the next $250 million and 0.75% above $500 million; SA Multi-Managed Income Portfolio– 0.75% on the first $250 million, 0.70% on the next $250 million and 0.65% above $500 million; SA Multi-Managed Income/Equity Portfolio– 0.78% on the first $250 million, 0.73% on the next $250 million and 0.68% above $500 million; and SA Multi-Managed Moderate Growth Portfolio– 0.82% on the first $250 million, 0.77% on the next $250 million and 0.72% above $500 million. For the year ended May 31, 2019, the amount of advisory fees waived was $248,932 for the SA Multi-Managed Large Cap Growth Portfolio, $18,558 for the SA Multi-Managed Growth Portfolio, $8,587 for the SA Multi-Managed Income Portfolio, $15,738 for the SA Multi-Managed Income/Equity Portfolio and $23,054 for the SA Multi-Managed Growth Portfolio.
[5]	Previously, the Adviser had contractually agreed, effective June 1, 2017, to waive a portion of its advisory fee in an amount equal to the amount of any advisory fees waived by the Portfolio’s Subadviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), in connection with those shares of the Portfolio beneficially owned by qualified employer-sponsored retirement plans and IRAs (the “Plans”) that are held through separate accounts of AGL and USL under variable insurance contracts sold to the Plans by an affiliated broker-dealer of the Subadviser, who is the broker-dealer of record for such shares (the “JPMorgan Portfolio Waiver”). This arrangement, together with the JPMorgan Portfolio Waiver, remained in effect through October 2018, at which time the Board approved its termination. For the years ended March 31, 2019 and March 31, 2018, for the SA Multi-Managed Growth, SA Multi-Managed Moderate Growth, and SA Multi-Managed Small Cap Portfolios the amounts of advisory fees waived were $91, $61 and $157 and $68, $103, and $223, respectively.
[6]	Effective November 1, 2016, the Adviser voluntarily agreed to waive 0.05% of investment advisory fees for the SA Wellington Real Return Portfolio. For the years ended March 31, 2019, 2018 and 2017, the amount of advisory fees waived was $370,698, $369,468 and $130,721, respectively.
[7]	Pursuant to a Fee Waiver Agreement, effective July 29, 2016, the Adviser contractually agreed to waive its advisory fee for the SA Columbia Focused Value Portfolio so that the advisory fee payable to SunAmerica equals 0.67% of average daily net assets. This waiver agreement may be modified or discontinued prior to July 29, 2020 only with the approval of the Board, including a majority of the Independent Trustees. For the years ended March 31, 2019, 2018 and 2017, the amount of advisory fees waived was $992,748, $1,045,940 and $1,159,939, respectively.
The following table sets forth the advisory fees retained by SunAmerica with respect to the Portfolios after paying all subadvisory fees to the other Managers of the Portfolios for the past three fiscal years:

	2019		2018		2017
Portfolio	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
SA Allocation Balanced Portfolio	0.10%	$ 218,405	0.10%	$ 237,904	0.08%	$ 249,960
SA Allocation Growth Portfolio	0.10%	140,039	0.10%	107,730	0.05%	89,821
SA Allocation Moderate Portfolio	0.10%	300,896	0.10%	324,185	0.09%	323,850
SA Allocation Moderate Growth Portfolio	0.10%	478,935	0.10%	521,374	0.09%	516,488
SA Columbia Focused Value Portfolio	0.69%	2,126,830	0.69%	2,272,628	0.49%	5,745,718
SA Multi-Managed Diversified Fixed Income Portfolio	0.49%	4,856,873	0.49%	5,381,738	0.61%	4,400,293
SA Multi-Managed Growth Portfolio	0.52%	265,176	0.49%	266,946	0.47%	2,293,559
SA Multi-Managed Income Portfolio	0.53%	250,455	0.53%	272,881	0.53%	5,457,898
SA Multi-Managed Income/Equity Portfolio	0.54%	311,925	0.53%	332,482	0.58%	1,176,517
SA Multi-Managed International Equity Portfolio	0.63%	3,082,238	0.64%	4,315,267	0.53%	1,624,374
SA Multi-Managed Large Cap Growth Portfolio	0.52%	2,534,503	0.46%	2,510,882	0.49%	267,634
SA Multi-Managed Large Cap Value Portfolio	0.53%	4,105,212	0.53%	4,973,900	0.53%	289,731
SA Multi-Managed Mid Cap Growth Portfolio	0.58%	1,283,623	0.58%	1,278,573	0.53%	354,351
SA Multi-Managed Mid Cap Value Portfolio	0.53%	1,291,378	0.53%	1,372,174	0.49%	454,560
SA Multi-Managed Moderate Growth Portfolio	0.51%	431,705	0.49%	441,484	0.46%	2,757,954
SA Multi-Managed Small Cap Portfolio	0.49%	1,373,015	0.48%	1,385,662	0.71%	1,122,173
SA Putnam Asset Allocation Diversified Growth Portfolio	0.43%	689,130	0.40%	543,076	0.69%	2,558,562
SA T. Rowe Price Stock Portfolio	0.44%	1,787,452	0.44%	1,963,124	0.49%	1,577,214
SA Wellington Real Return Portfolio	0.47%	3,485,424	0.47%	3,474,102	0.44%	1,970,754
SunAmerica may voluntarily waive and/or reimburse additional amounts to increase the investment return to a Portfolio’s investors. SunAmerica may terminate all such waivers and/or reimbursements at any time. Further, any voluntary waivers and/or reimbursements, with the exception of advisory fee waivers, made by SunAmerica are subject to recoupment by SunAmerica from that Portfolio within two years after the occurrence of any such waivers and/or reimbursements, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waiver and/or reimbursements occurred. For the last three fiscal years ended March 31, SunAmerica did not voluntarily or contractually waive fees and/or reimburse expenses (excluding advisory fee waivers) as applicable, for any classes of shares, other than as disclosed in the advisory fee table above.
None of the Portfolios had recoupments for the fiscal years ended March 31, 2019, 2018 and 2017.
SUBADVISORY AGREEMENTS
American Century Investment Management, Inc. (“American Century”), Columbia Management Investment Advisers, LLC (“Columbia”), GSAM, JPMorgan, Massachusetts Financial Services Company (“MFS”), MSIM, PineBridge Investments LLC (“PineBridge”), PNC Capital Advisors, LLC (“PNC Advisors”), Putnam Investment Management, LLC (“Putnam”), SIMNA, T. Rowe Price, and Wellington Management Company LLP (“Wellington Management”) act as Subadvisers to certain of the Portfolios pursuant to various Subadvisory Agreements with SunAmerica.
SunAmerica manages the passively-managed component of the SunAmerica Index Portfolios. In addition, SunAmerica manages the SA Allocation Balanced Portfolio, SA Allocation Growth Portfolio, SA Allocation Moderate Growth Portfolio and SA Allocation Moderate Portfolio. SunAmerica may terminate any agreement with a Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Portfolios with Subadvisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes.
The following chart shows the Subadvisers to each Portfolio and Managed Component:
Portfolio	Portfolio Management allocated among the following Subadvisers
SA Allocation Balanced Portfolio	SunAmerica
SA Allocation Growth Portfolio	SunAmerica
SA Allocation Moderate Growth Portfolio	SunAmerica
SA Allocation Moderate Portfolio	SunAmerica
SA Columbia Focused Value Portfolio	Columbia
SA Multi-Managed Diversified Fixed Income Portfolio	PineBridge Wellington Management
SA Multi-Managed Growth Portfolio	MSIM (through Growth Component) JPMorgan (through Small-Cap Growth Component) Wellington Management (through Fixed Income Component)
SA Multi-Managed Income Portfolio	MSIM (through Growth Component) Wellington Management (through Fixed Income Component)
SA Multi-Managed Income/Equity Portfolio	MSIM (through Growth Component) Wellington Management (through Fixed Income Component)
SA Multi-Managed International Equity Portfolio	SunAmerica SIMNA T. Rowe Price
SA Multi-Managed Large Cap Growth Portfolio	SunAmerica GSAM MSIM
SA Multi-Managed Large Cap Value Portfolio	SunAmerica American Century Wellington Management
SA Multi-Managed Mid Cap Growth Portfolio	SunAmerica T. Rowe Price Wellington Management
SA Multi-Managed Mid Cap Value Portfolio	SunAmerica MFS T. Rowe Price
SA Multi-Managed Moderate Growth Portfolio	MSIM (through Growth Component) JPMorgan (through Small-Cap Growth Component) Wellington Management (through Fixed Income Component)
SA Multi-Managed Small Cap Portfolio	SunAmerica JPMorgan PNC Advisors
SA Putnam Asset Allocation Diversified Growth Portfolio	Putnam

Portfolio	Portfolio Management allocated among the following Subadvisers
SA T. Rowe Price Growth Stock Portfolio	T. Rowe Price
SA Wellington Real Return Portfolio	Wellington Management
Each of the other Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the other Subadvisers’ fees. American Century is a wholly-owned subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease. Columbia is a wholly-owned subsidiary of Ameriprise Financial, Inc. GSAM is a Delaware limited partnership. GSAM Holdings LLC, a wholly-owned subsidiary of The Goldman Sachs Group, Inc., is the general partner and GSAM Holdings II LLC, a wholly-owned subsidiary of GSAM Holdings LLC, is the limited partner. The Goldman Sachs Group, Inc. is a Delaware corporation. Advisory services are provided by Goldman Sachs Asset Management, L.P. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MSIM is a subsidiary of Morgan Stanley. PineBridge is a Delaware limited liability company and is a wholly-owned subsidiary of PineBridge Group LLC, which is a wholly-owned subsidiary of PineBridge Investments, L.P., a company owned by Pacific Century Group, an Asian-based private investment group. Pacific Century Group is majority owned by Mr. Li Tzar Kai, Richard. PNC Advisors is a direct, wholly-owned subsidiary of PNC Bank, National Association (“PNC Bank”). PNC Bank is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. Putnam Investment Management, LLC is a wholly-owned indirect subsidiary of Putnam Investments, LLC, which is indirectly owned by Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. SIMNA, which is a wholly-owned subsidiary of Schroder U.S. Holdings Inc., has delegated certain investment management responsibilities to Schroder Investment Management North America Ltd., an affiliate of SIMNA (“SIMNA Ltd.”), pursuant to a sub-subadvisory agreement. SIMNA and SIMNA Ltd. are collectively referred to as “Schroders.” T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company. Wellington Management is a Delaware limited liability partnership.
SunAmerica pays each Subadviser to the Portfolios a monthly fee with respect to each Portfolio for which such Subadviser performs services, computed on average daily net assets. SunAmerica has received an exemptive order that, among other things, permits the Trust to disclose to shareholders the Subadvisers’ fees only in the aggregate for each Portfolio. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Subadviser for each Portfolio may vary according to the level of assets of each Portfolio.
The following table sets forth the aggregate subadvisory fees paid to the other Managers of the Portfolios by SunAmerica for the past three fiscal years:
	2019		2018		2017
Portfolio	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
SA Allocation Balanced Portfolio	-%	-	-%	-	-%	-
SA Allocation Growth Portfolio	-	-	-	-	-	-
SA Allocation Moderate Growth Portfolio	-	-	-	-	-	-
SA Allocation Moderate Portfolio	-	-	-	-	-	-
SA Columbia Focused Value Portfolio	0.30%	942,315	0.30%	976,990	0.29%	1,077,836
SA Multi-Managed Diversified Fixed Income Portfolio	0.14%	1,416,311	0.14%	1,569,244	0.14%	1,656,972
SA Multi-Managed Growth Portfolio	0.37%	186,532	0.40%	220,402	0.40%	221,781
SA Multi-Managed Income Portfolio	0.24%	111,242	0.24%	125,656	0.24%	131,331
SA Multi-Managed Income/Equity Portfolio	0.27%	153,152	0.28%	179,881	0.28%	189,837
SA Multi-Managed International Equity Portfolio	0.29%	1,432,139	0.27%	1,797,906	0.29%	2,074,979

	2019		2018		2017
Portfolio	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
SA Multi-Managed Large Cap Growth Portfolio	0.26%	1,273,338	0.31%	1,653,963	0.31%	1,499,201
SA Multi-Managed Large Cap Value Portfolio	0.22%	1,655,368	0.21%	1,936,295	0.20%	2,095,526
SA Multi-Managed Mid Cap Growth Portfolio	0.27%	586,773	0.27%	587,452	0.27%	546,820
SA Multi-Managed Mid Cap Value Portfolio	0.32%	772,034	0.31%	809,628	0.31%	961,451
SA Multi-Managed Moderate Growth Portfolio	0.34%	282,561	0.36%	326,247	0.36%	335,723
SA Multi-Managed Small Cap Portfolio	0.36%	1,003,054	0.36%	1,026,933	0.35%	1,118,446
SA Putnam Asset Allocation Diversified Growth Portfolio	0.42%	657,605	0.45%	610,798	0.45%	557,505
SA T. Rowe Price Stock Portfolio	0.39%	1,584,516	0.39%	1,739,521	0.39%	1,746,254
SA Wellington Real Return Portfolio	0.11%	842,257	0.11%	840,042	0.13%	806,470
PORTFOLIO MANAGERS
Other Accounts
The portfolio managers primarily responsible for the day-to-day management of the Portfolios, all of whom are listed in the Prospectus (“Portfolio Managers”), are often engaged in the management of other accounts, which may include registered investment companies and pooled investment vehicles. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of March 31, 2019 (unless otherwise noted), are provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee that is all or partly based on the account’s performance are provided in parentheses.
Portfolio	Adviser/ Subadvisers	Portfolio Managers	Other Accounts (As of March 31, 2019)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
SA Seasons Managed Allocation Portfolios	SunAmerica	Loeffler, Douglas Singh, Manisha	15 15	$16,944 $16,944	— —	— —	— —	— —
SA Columbia Focused Value	Columbia	Rosen, Richard Taft, Richard	2 2	$2,043 $2,043	— —	— —	316 316	$2,044 $2,044
SA Multi-Managed Diversified Fixed Income	PineBridge	Hu, Peter Kelly, Michael J. Vanden Assem, Robert Yovanovic, John Strube, Austin	2 6 10 7 1	$1,006 $3,038 $4,689 $3,494 $328	3 12 19 10 —	$2,066 $3,438 $3,100 $3,694 —	7 34 37 15 —	$1,671 $6,985 $8,369 $4,871 —
	Wellington Management	Burn, Robert D. Goodman, Campe Marvan, Joseph F.	12 (5) 11 (1) 13 (1)	$6,579 $6,579 $6,594	24 (2) 15 23	$3,750 $3,716 $3,881	43 43 61	$12,853 $13,317 $31,297
SA Multi-Managed International Equity	SunAmerica	Campion, Timothy Mauro, Elizabeth	32 26	$29,208 $17,788	— —	— —	— —	— —
	SIMNA	Gautrey, James Webber, Simon	2 5	$564 $15,775	2 5	$113 $606	11 11	$2,229 $2,229
	T. Rowe Price	Mills, Raymond A.*	5	$17,429.7	1	$5,612.4	4	$1,537.8

Portfolio	Adviser/ Subadvisers	Portfolio Managers	Other Accounts (As of March 31, 2019)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
SA Multi-Managed Large Cap Growth	SunAmerica	Campion, Timothy Mauro, Elizabeth	32 26	$29,186 $17,767	— —	— —	— —	— —
	GSAM	Barry, Steven M. Becker, Stephen E.	19 9	$7,311 $1,722	9 6	$4,916 $1,213	34 30	$4,190 $3,955
	MSIM	Lynch, Dennis P. Chainani, Sam G. Yeung, Jason C. Nash, Armistead B. Cohen, David S. Norton, Alexander T.	16 15 15 15 15 15	$16,536 $16,529 $16,529 $16,529 $16,529 $16,529	17 16 16 16 16 16	$13,599 $13,594 $13,594 $13,594 $13,594 $13,594	14 ** 13** 13** 13** 13** 13**	$2,898 $2,796 $2,796 $2,796 $2,796 $2,796
SA Multi-Managed Large Cap Value	SunAmerica	Campion, Timothy Mauro, Elizabeth	32 26	$29,103 $17,683	— —	— —	— —	— —
	American Century	Davidson, Phillip N. Sundell, Phil*** Woglom, Brian	21 9 20	$30,466 $7,282 $18,881	7 3 5	$3,870 $1,483 $2,136	5 1 3	$820.9 $1.1 $75.3
	Wellington Management	Link, Ian R.	6 (3)	$9,640	8 (1)	$1,064	13 (1)	$3,343
SA Multi-Managed Mid Cap Growth	SunAmerica	Campion, Timothy Mauro, Elizabeth	32 26	$29,279 $17,860	— —	— —	— —	— —
	T. Rowe Price	Easley, Donald J. Peters, Donald J.	4 5	$3,422.2 $3,857.0	— 2	— $42.6	5 11	$332.9 $2,239.5
	Wellington Management	Mortimer, Stephen C.	12 (2)	$12,064	7	$278	2	$672
SA Multi-Managed Mid Cap Value	SunAmerica	Campion, Timothy Mauro, Elizabeth	32 26	$29,276 $17,856	— —	— —	— —	— —
	MFS	Schmitz, Kevin J. Taylor, Brooks A.	6 7	$12,187.6 $20,799.8	— —	— —	3 3	$73.7 $73.7
	T. Rowe Price	Wallack, David J.	4	$15,140.6	1	$3,139.3	1	$23.7
SA Multi-Managed Portfolios– Small Cap Growth Component	JPMorgan [1]	Hart, Phillip D. Ruhl, Dennis S.	16 23	$7,541 $12,815.7	3 5 (1)	$724.7 $740.8	11 15	$1,293 $1,544
Multi-Managed Portfolios– Fixed Income Component	Wellington Management	Burn, Robert D. Goodman, Campe Marvan, Joseph F.	12 (5) 11 (1) 11 (1)	$6,579 $6,579 $6,592	24 (2) 15 25	$3,750 $3,716 $5,261	43 43 71	$12,853 $13,317 $31,367
SA Multi-Managed Portfolios– Growth Component	MSIM	Lynch, Dennis P. Chainani, Sam G. Yeung, Jason C. Nash, Armistead B. Cohen, David S. Norton, Alexander T.	16 15 15 15 15 15	$16,536 $16,529 $16,529 $16,529 $16,529 $16,529	17 16 16 16 16 16	$13,599 $13,594 $13,594 $13,594 $13,594 $13,594	14 * 13* 13* 13* 13* 13*	$2,898 $2,796 $2,796 $2,796 $2,796 $2,796
SA Multi-Managed Small Cap	PNC Advisors	Mineman, James	4	$590.4	—	—	211	$739.4
	JPMorgan [1]	Hart, Philip D. Ruhl, Dennis S.	16 23	$7,469 $12,743	3 5 (1)	$724.7 $740.8	11 15	$1,543.7 $1,292.8
	SunAmerica	Campion, Timothy Mauro, Elizabeth	32 26	$29,265 $17,846	— —	— —	— —	— —
SA Putnam Asset Allocation Diversified Growth	Putnam	Fetch, James A. Schoen, Robert J. Vaillancourt, Jason R. Goldstein, Brett S.	21 (3) 21 (3) 21 (3) 20 (3)	$10,270.4 ($1,264.6) $10,270.4 ($1,264.6) $10,270.4 ($1,264.6) $10,162.8 ($1,264.6)	51 (2) 51 (2) 51 (2) 51 (2)	$5,674.7 ($386.1) $5,674.7 ($386.1) $5,674.7 ($386.1) $5,674.7 ($386.1)	1 5 1 1	$0.1 $28.2 $0.5 $0.2
SA T. Rowe Price Growth Stock	T. Rowe Price	Fath, Joseph B.	12	$74,414.3	5	$14,394.6	8	$2,474.0

Portfolio	Adviser/ Subadvisers	Portfolio Managers	Other Accounts (As of March 31, 2019)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
SA Wellington Real Return	Wellington Management	Forster, Jeremy Levin, Allan M. Marvan, Joseph F.	3 (10) 14 (8) 11 (1)	$12,529 $30,027 $6,592	16 (7) 28 25	$5,859 $542,819 $5,261	23 52 71	$1,707,3 $1,845,264 $31,367

1	The total value and number of accounts managed by a Portfolio Manager may include sub-accounts of asset allocation, multi-managed and other accounts.
*	There is one “Other Account” that is subject to performance-based advisory fees. The account’s AUM is $623 million.
**	Two accounts with $820 million in assets under management with performance-based fees.
***	Information is provided as of May 1, 2019
Potential Conflicts of Interest
As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.
•	Trade Allocations. Conflicts may arise between a Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, the Adviser (solely for the purposes of this section “Potential Conflicts of Interest,” the term “Adviser” is defined to include SunAmerica or a Subadviser, as applicable) may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trust and the Adviser generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trust and Adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.
•	Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser does not track the time a Portfolio Manager spends on a Portfolio or a single Other Client Account, the Adviser periodically assesses whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.
•	Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SunAmerica Code (defined below) and Subadvisers’ codes of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SunAmerica Code and Subadvisers’ codes of ethics will eliminate such conflicts. In some instances, subadviser may impose investment restrictions on Portfolio Managers responsible for managing hedge funds or certain other accounts in addition to those limitations provided by the SunAmerica Code.
Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in connection with each Adviser’s management of the Portfolios, investments and such Other Client Accounts.

Compensation
Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Portfolio(s), including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, is described below.
American Century. American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage.  As of March 31, 2019, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.  Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Large Cap Value Portfolio. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of the Large Cap Value Portfolio is not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as global growth equity, global value equity, disciplined equity, global fixed- income, and multi-asset strategies. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs are not included in a product group composite.
A portion of some portfolio managers’ bonuses may also be tied to management of ETFs, profitability, or individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc.  (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
Columbia. Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the Columbia Funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.
Under the CMIA annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual’s work as an investment research analyst, (2) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments revenues and profitability, as well as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to our controls and Code of Conduct.
Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by the Investment Manager. Consideration is given to relative performance over the one-, three- and five-year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals.
Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.
Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must allocate (other than by strict exception) a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.
For all employees the benefit programs generally are the same, and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
GSAM. Compensation for GSAM Portfolio Managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each Portfolio Manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio Managers may be rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.
The benchmark for the SA Multi-Managed Large Cap Growth portfolio is the S&P 500 Growth Index.
The discretionary variable compensation for Portfolio Managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the Fund. Other factors may also be considered including: (a) general client/shareholder orientation, and (b) teamwork and leadership. Portfolio Managers may receive equity-based awards as part of their discretionary variable compensation.
Other Compensation. In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
JPMorgan. JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.
Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.
JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives: and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise of up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“Mandatory Investment Plan”). The Mandatory Investment Plan provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return, 100% of the portfolio manager’s long-term incentive compensation is eligible for Mandatory Investment Plan and, depending on the level of compensation, 50% is aligned with the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.
MFS
Compensation.
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2018, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary generally represents a smaller percentage of Portfolio Manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of Portfolio Manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2018, the following benchmarks were used to measure the following portfolio managers’ performance for the following Fund:
Fund	Portfolio Manager	Benchmark(s)
SA Multi-Managed Mid Cap Value Portfolio	Kevin J. Schmitz	Russell Midcap® Value Index
	Brooks A. Taylor	Russell Midcap® Value Index
Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
MFS Equity Plan—Portfolio Managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, Portfolio Managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any Portfolio Manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
MSIM. Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to MSIM employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (“IMAP”) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley board of directors.
Base salary compensation. Generally, Portfolio Managers receive base salary compensation based on the level of their position with MSIM.
Incentive compensation. In addition to base compensation, Portfolio Managers may receive discretionary year-end compensation.
Incentive compensation may include:
•	Cash Bonus.
•	Deferred Compensation: A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
•	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of MSIM’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM. Portfolio Managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
•	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition for cause (i.e., any act or omission that constitutes a breach of obligation to MSIM, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of MSIM’s consolidated financial results, constitutes a violation of MSIM’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
•	Revenue and profitability of MSIM
•	•	Return on equity and risk factors of both the business units and Morgan Stanley
•	Assets managed by the Portfolio Manager
•	External market conditions
•	New business development and business sustainability
•	Contribution to client objectives
•	The pre-tax investment performance of the funds/accounts managed by the Portfolio Manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods).
•	Individual contribution and performance
Further, MSIM’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
PineBridge. Compensation for all PineBridge Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a Portfolio Manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a Portfolio Manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a Portfolio Manager’s funds are considered. A Portfolio Manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.
PNC Advisors. The firm compensates its investment professional staff with a combination of a base salary and discretionary compensation, which may be comprised of a cash bonus and/or deferred stock in the corporate parent. Investment staff is compensated based on the overall performance of portfolios under their management rather than on the basis of the individual performance of particular accounts.
a. Compensation Component: Base Compensation
A Portfolio Manager’s base salary is dependent on the Portfolio Manager’s level of experience and expertise. The base compensation paid to the firm’s Portfolio Managers is a reflection of peer group compensation patterns and trends.
b. Compensation Component: Performance Bonus
A cash bonus is based on the Portfolio Manager’s performance results, the firm’s financial results and executive management discretion. The performance bonus is linked to the performance of the portfolios managed by the Portfolio Manager. Investment performance is calculated for one-, three- and five-year periods and measured against primary peer groups. The performance bonus is calibrated to current industry trends. This amount is adjusted higher or lower based on the firm’s overall financial performance. Further adjustments are made at executive management’s discretion based on a subjective assessment of the Portfolio Manager, including, but not limited to, his or her contribution to the investment process, as well as the overall performance as documented in an annual performance review, client feedback, contribution to the business objectives of the firm, leadership, teamwork and management skills.

Putnam. Putnam’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio Managers are evaluated and compensated, in part, based on their performance relative to this goal across specified products they manage. Performance of the SA Putnam Asset Allocation Diversified Growth Portfolio is not separately considered in determining Portfolio Manager compensation. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.
Each Portfolio Manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a Portfolio Manager has managed a product.
Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, Portfolio Managers receive fixed annual salaries typically based on level of responsibility and experience.
Schroders. Schroders’ methodology for measuring and rewarding the contribution made by Portfolio Managers combines quantitative measures with qualitative measures. The International Equity Portfolio’s Portfolio Managers are compensated for their services to the International Equity Portfolio and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.
Bonuses for fund managers may be composed of an agreed contractual floor, a revenue component, and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally- and/or externally-based and are considered over a range of performance periods, including over one- and three-year periods), the level of funds under management and the level of performance fees generated, if any. The Portfolio Managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.
SunAmerica. Portfolio managers’ compensation has a salary, plus a bonus made up of short-term incentive and long-term incentive components. The salary is a fixed annual salary, and is generally based on the portfolio manager’s responsibilities and leadership role within the organization. The short-term incentive is discretionary and based on the fund’s performance, the individual’s performance and the organizational performance of AIG in the current compensation period. In addition, SunAmerica may award long-term incentive compensation to an eligible portfolio manager who consistently meets or exceeds relative performance criteria. SunAmerica believes its compensation program is adequate to incentivize portfolio managers and analysts to seek maximum performance within risk parameters described in the Portfolios’ Prospectuses.
T. Rowe Price. Portfolio Manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
 Investment performance over 1-,  3-,  5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and are the same as those presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pre-tax basis although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a Portfolio Manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including Portfolio Managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all Portfolio Managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
The compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price Funds) managed by the portfolio manager.
Wellington Management. Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Subadvisory Agreement between Wellington Management and SunAmerica on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended March 31, 2019.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Portfolio’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Portfolios (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of the Wellington Management Group LLP. The base salary for the other Investment Professionals is determined by the Investment Professional’s experience and performance in their role as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Portfolio, with the exception of the SA Wellington Real Return Portfolio, is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one-, three- and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees. The incentive paid to the Investment Professional for the SA Wellington Real Return Portfolio, which has no performance-related component, is based on the revenues earned by Wellington Management.
Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Goodman, Link, Marvan and Mortimer are Partners.
Portfolio	Benchmark Index and/or Peer Group for Incentive Period
SA Multi-Managed Diversified Fixed Income Portfolio	Bloomberg Barclays CMBS ERISA (10%), Bloomberg Barclays US MBS Fixed Rate (40%) and Bloomberg Barclays Corporate (50%)
SA Multi-Managed Large Cap Value Portfolio	S&P 500 Value
SA Multi-Managed Mid Cap Growth Portfolio	Russell Mid Cap Growth
SA Multi-Managed Growth Portfolio	Bloomberg Barclays U.S. Aggregate Bond
SA Multi-Managed Income Portfolio	Bloomberg Barclays U.S. Aggregate Bond

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
SA Multi-Managed Income-Equity Portfolio	Bloomberg Barclays U.S. Aggregate Bond
SA Multi-Managed Moderate Growth Portfolio	Bloomberg Barclays U.S. Aggregate Bond
Ownership of Portfolio Shares by Portfolio Managers
The following table shows the dollar range of Portfolio shares beneficially owned by each Portfolio Manager as of March 31, 2019.
Portfolio	Adviser/Subadvisers	Portfolio Managers	Dollar Range of Equity Securities in the Portfolio Owned by the Portfolio Managers
Seasons Managed Allocation Portfolio	SunAmerica	Loeffler, Douglas Singh, Manisha	None None
SA Columbia Focused Value	Columbia	Rosen, Richard Taft, Richard	None None
SA Multi-Managed Diversified Fixed Income	PineBridge	Hu, Peter Kelly, Michael J. Vanden Assem, Robert Yovanovic, John	None None None None
	Wellington Management	Burn, Robert D. Goodman, Campe Marvan, Joseph F.	None None None
Multi-Managed Portfolios– Small Cap Growth Component	JPMorgan	Hart, Phillip D. Ruhl, Dennis S.	None None
Multi-Managed Portfolios– Fixed Income Component	Wellington Management	Burn, Robert D. Goodman, Campe Marvan, Joseph F	None None None
Multi-Managed Portfolios– Growth Component	MSIM	Lynch, Dennis P. Chainani, Sam G. Yeung, Jason C. Nash, Armistead B. Cohen, David S. Norton, Alexander T.	None None None None None None
SA Multi-Managed International Equity	SunAmerica	Campion, Timothy Mauro, Elizabeth	None None
	SIMNA	Gautrey, James Webber, Simon	None None
	T. Rowe Price	Mills, Raymond A.	None
SA Multi-Managed Large Cap Growth	SunAmerica	Campion, Timothy Mauro, Elizabeth	None None
	GSAM	Barry, Steven M. Becker, Stephen E. Timothy M. Leahy	None None None
	MSIM	Lynch, Dennis P. Chainani, Sam G. Yeung, Jason C. Nash, Armistead B. Cohen, David S. Norton, Alexander T.	None None None None None None
SA Multi-Managed Large Cap Value	SunAmerica	Campion, Timothy Mauro, Elizabeth	None None
	American Century	Davidson, Phillip N. Woglom, Brian Sundell, Phil	None None None
	Wellington Management	Link, Ian R.	None

Portfolio	Adviser/Subadvisers	Portfolio Managers	Dollar Range of Equity Securities in the Portfolio Owned by the Portfolio Managers
SA Multi-Managed Mid Cap Growth	SunAmerica	Campion, Timothy Mauro, Elizabeth	None None
	T. Rowe Price	Easley, Donald J. Peters, Donald J.	None None
	Wellington Management	Mortimer, Stephen C.	None
SA Multi-Managed Mid Cap Value	SunAmerica	Campion, Timothy Mauro, Elizabeth	None None
	MFS	Schmitz, Kevin J. Taylor, Brooks A.	None None
	T. Rowe Price	Wallack, David J.	None
SA Multi-Managed Small Cap	PNC Advisors	Mineman, James	$100,001 - $500,000
	JPMorgan	Hart, Phillip D. Ruhl, Dennis S.	None None
	SunAmerica	Campion, Timothy Mauro, Elizabeth	None None
SA Putnam Asset Allocation Diversified Growth	Putnam	Fetch, James A. Schoen, Robert J. Vaillancourt, Jason R. Goldstein, Brett S.	None None None None
SA T. Rowe Price Growth Stock	T. Rowe Price	Fath, Joseph B.	None
SA Wellington Real Return	Wellington Management	Forster, Jeremy Levin, Allan M. Marvan, Joseph F.	None None None
PERSONAL SECURITIES TRADING
The Trust and SunAmerica have adopted a written code of ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which governs, among other things, the personal trading activities of certain access persons of the Portfolios. The SunAmerica Code is designed to detect and prevent conflicts of interests between the Portfolios and the personal trading activities of certain access persons. The SunAmerica Code has been filed as an exhibit to the registration statement of SAST and is incorporated herein by reference. SunAmerica reports violations of the SunAmerica Code to the Board of Trustees. Each of the Subadvisers has adopted a code of ethics. Such provisions may be more restrictive than the provisions set forth in the SunAmerica Code. Material violations of a Subadviser’s code of ethics by employees that provide direct services to a Portfolio or those that involve the subadvised Portfolio are reported to the Trust’s Board of Trustees.
RULE 12b-1 PLANS
The Board has adopted the Class 2 Plan and the Class 3 Plan pursuant to Rule 12b-1 under the 1940 Act. There is no Plan in effect for Class 1 shares. Reference is made to “Account Information—Service Fees” in the applicable Prospectus for certain information with respect to the Plans. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the Life Companies for expenditures made to financial intermediaries for providing service to contract holders of the Variable Contracts who are the indirect beneficial owners of the Portfolios’ Class 2 and 3 shares, respectively. It is possible that in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described herein.
Continuance of the Plans with respect to each Portfolio is subject to annual approval by vote of the Independent Trustees. A Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Plans must be approved by the Trustees in the manner described above. A Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Plans. In their consideration of the Plans with respect to a Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio and for the shareholders of the relevant class of the Portfolio.
Prior to July 29, 2016, shares of each Seasons Managed Allocation Portfolio were not subject to a Rule 12b-1 plan. However, the Seasons Managed Allocation Portfolios invested in Class 3 shares of the Underlying Portfolios, which are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of the Underlying Portfolios’ Class 3 shares. The Seasons Managed Allocation Portfolios were not eligible to purchase Class 1 shares of the Underlying Portfolios, which are not subject to Rule 12b-1 Plans. The service fees payable by the Class 3 shares of the Underlying Portfolios were used to pay for servicing to shareholders of the Seasons Managed Allocation Portfolios. Effective July 29, 2016, the Seasons Managed Allocation Portfolios adopted the Class 3 Plan and began investing in Class 1 shares of the Underlying Portfolios, which do not pay service fees.
Account Maintenance and Service Fees
The following table sets forth the account maintenance and service fees paid by each of the Portfolios in Class 2 and Class 3 for the fiscal year ended March 31, 2019.
	2019
Portfolio	Class 2	Class 3
SA Allocation Balanced Portfolio	—	$ 545,738
SA Allocation Growth Portfolio	—	349,600
SA Allocation Moderate Growth Portfolio	—	1,196,854
SA Allocation Moderate Portfolio	—	751,909
SA Columbia Focused Value Portfolio	$21,086	24,552
SA Multi-Managed Diversified Fixed Income Portfolio	31,997	33,974
SA Multi-Managed International Equity Portfolio	29,096	37,495
SA Multi-Managed Large Cap Growth Portfolio	49,951	45,142
SA Multi-Managed Large Cap Value Portfolio	38,481	34,507
SA Multi-Managed Mid Cap Growth Portfolio	33,904	36,740
SA Multi-Managed Mid Cap Value Portfolio	35,514	37,972
SA Multi-Managed Growth Portfolio	27,744	56,624
SA Multi-Managed Income Portfolio	38,568	39,934
SA Multi-Managed Income/Equity Portfolio	47,073	44,402
SA Multi-Managed Moderate Growth Portfolio	61,374	84,609
SA Multi-Managed Small Cap Portfolio	25,295	29,269
SA Putnam Asset Allocation Diversified Growth Portfolio	79,396	225,729
SA T. Rowe Price Growth Stock Portfolio	63,371	86,643
SA Wellington Real Return Portfolio	—	982,436
DIVIDENDS, DISTRIBUTIONS AND TAXES
Since the shares of the Portfolios are offered only in connection with the Variable Contracts, or certain other deferred tax arrangements, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for such Variable Contracts. Purchasers of Variable Contracts should also consult their tax advisors regarding specific questions as to federal, state and local taxes.
The Tax Act, which was enacted on December 22, 2017, makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The application of certain provisions of the Tax Act is uncertain, and the changes in the act may have indirect effects on a Portfolio, its investments and its shareholders that cannot be predicted. In addition, legislative, regulatory or administrative changes could be enacted or promulgated at any time, either prospectively or with retroactive effect. Prospective investors should consult their tax advisers regarding the implications of the Tax Act on the investment in a Portfolio.
Federal Taxes. The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Portfolio. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Portfolio or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a Portfolio. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. Under the Code, each Portfolio is treated as a separate regulated investment company provided that the qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships (“QPTPs”)” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains, and other traditionally permitted regulated investment company income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs.
Certain of a Portfolio’s investments in MLPs may be considered QPTPs and, therefore, the extent to which a Portfolio may invest in MLPs is limited by the Portfolio’s intention to qualify as a regulated investment company. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTPs. Portfolio investments in partnerships, including in QPTPs, may result in a Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.
So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. However, any taxable income or gain the Portfolio does not distribute will be subject to tax at regular corporate rates. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at NAV unless the transfer agent is instructed otherwise.
A Portfolio may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things.
If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement and does not timely cure the failure, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.
Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Portfolio became adequately diversified.
Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a non-deductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.
In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies , partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury Department requirements regarding investor control. If a Portfolio should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code. All income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.
A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the stated redemption price at maturity of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.
Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income, and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.
In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss to the extent attributable to fluctuations in exchange rates.

Portfolios that invest in REITs, may hold residual interests in REMICs. Certain types of income received by these Portfolios from REITs, REMICs, taxable mortgage pools or other investments may cause these Portfolios to designate some or all of their distributions as “excess inclusion income.” To shareholders of these Portfolios, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause these Portfolios to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.
Certain Portfolios may invest in MLPs. MLPs are generally treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income, and could reduce the amount of cash available for distribution by the MLP to its unit holders, such as a Portfolio. The cash distributed to a Portfolio from the MLPs is anticipated to exceed the MLPs’ taxable income in some years. As a Portfolio’s minimum distribution requirements are based upon taxable income, the Portfolio may not distribute to shareholders all or any of the cash received from MLP investments.
The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in OTC options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.
A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles,” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules that may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules that may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules that may suspend the holding period of securities owned by a Portfolio when offsetting positions are established, which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules that may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions that form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
Code Section 1259 requires the recognition of gain if a Portfolio makes a “constructive sale” of an appreciated financial position (e.g., stock). A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or Forward Contract to deliver the same or substantially identical property, or enters into certain other similar transactions. Under the “wash sale” rule, losses incurred by a Portfolio on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Portfolio acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Portfolio will be adjusted to reflect the disallowed loss.
In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a “mark-to-market” election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. The Portfolio will recognize ordinary loss on the marking to market of PFIC stock, only to the extent of mark-to-market gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio’s assets to be invested in various countries is not known and is expected to vary. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local and foreign taxes.
The Portfolios that receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the Life Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Companies will not be passed to you or the Portfolios.
For the fiscal year ended March 31, 2019, the Portfolios had the following capital loss carry-forwards:
Unlimited *
Portfolio	ST	LT
SA Allocation Balanced Portfolio	—	—
SA Allocation Growth Portfolio	—	—
SA Allocation Moderate Growth Portfolio	—	—
SA Allocation Moderate Portfolio	—	—
SA Columbia Focused Value Portfolio	—	—
SA Multi-Managed Large Cap Growth Portfolio	—	—
SA Multi-Managed Mid Cap Growth Portfolio	—	—
SA Multi-Managed Diversified Fixed Income Portfolio	$ 783,997	$3,255,544
SA Multi-Managed Growth Portfolio	—	—
SA Multi-Managed Income Portfolio	—	—
SA Multi-Managed Income/Equity Portfolio	—	—
SA Multi-Managed Large Cap Value Portfolio	—	—
SA Multi-Managed Mid Cap Value Portfolio	—	—

Unlimited *
Portfolio	ST	LT
SA Multi-Managed Moderate Growth Portfolio	—	—
SA Multi-Managed Small Cap Portfolio	—	—
SA Multi-Managed International Equity Portfolio	—	—
SA Putnam Asset Allocation Diversified Growth Portfolio	—	—
SA T. Rowe Price Growth Stock Portfolio	—	—
SA Wellington Real Return Portfolio	3,026,356	4,617,176
* Capital loss carry-forwards generated in taxable years beginning after 2010 will not be subject to expiration.
Capital loss carry-forwards generated in taxable years beginning after December 22, 2010 will not be subject to expiration and will retain their character as either short-term or long-term. The utilization of such losses may be subject to annual limitations under the Code. In the event that a Portfolio were to experience an ownership change as defined under the Code, such Portfolio’s capital loss carry-forwards, if any, may be subject to limitation.
SHARES OF THE TRUST
The Trust is organized as a Massachusetts business trust. A Massachusetts business trust is a voluntary association with transferable shares that is established under and governed by its declaration of trust. Each of the Portfolios offers Class 1, Class 2 and/or Class 3 shares.
Some of the more significant provisions of the Trust’s Declaration are described below.
Shareholder Voting
The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any Portfolio or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Portfolio or class to another entity, or a series or class of another entity, or terminate the Trust or any Portfolio or class. These provisions would permit a Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund-of-funds structure.
The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Trust’s By-laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.
All shareholders of record of all Portfolios and classes of the Trust vote together, except where required by the 1940 Act to vote separately by Portfolio or by class, or when the Trustees have determined that a matter affects only the interests of one or more Portfolios or classes of shares.
Election and Removal of Trustees
The Declaration provides that the Trustees may establish the number of Trustees, and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees then in office.
Amendments to the Declaration
The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares
The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Trust may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, or if the Trust is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings
The Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts
The Declaration provides that the Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Portfolios and Classes
The Declaration provides that the Trustees may establish Portfolios and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the Portfolios and classes. The Trustees may change any of those features, terminate any Portfolio or class, combine Portfolios with other Portfolios in the Trust, combine one or more classes of a Portfolio with another class in that Portfolio or convert the shares of one class into shares of another class.
Each share of a Portfolio, as a series of the Trust, represents an interest in the Portfolio only and not in the assets of any other series of the Trust.
Shareholder, Trustee and Officer Liability
Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration, however, provides that shareholders are not personally liable for the obligations of the Trust and requires the Trust to indemnify a shareholder against any loss or expense arising from any such liability. The Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust, and that a Trustee, officer or employee is liable to the Trust and its shareholders only for his or her bad faith, willful misconduct/willful misfeasance, gross negligence or reckless disregard of his duties. The Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. Any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. The provisions of the

Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.
Derivative Actions
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing an action, a shareholder must first make a demand on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholder must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Portfolio.
The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Independent Trustees determine that maintaining the suit would not be in the best interests of the Portfolio, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good-faith exercise of their business judgment on behalf of the Trust. Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.
If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Trust’s costs, including attorneys’ fees.
The Declaration further provides that the Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.
The Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.
The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and Class 3 shares are subject to service fees; and (iii) Class 2 and Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and Class 3 shares.
Shares of the Trust are owned through the Life Companies’ separate accounts, through SDAP and SDSP of SAST, and through the Seasons Managed Allocation Portfolios of the Trust.* As of June 30, 2019, the ownership of the Trust’s shares is as follows:
	AGL	USL	VALIC	SDAP	SDSP	Seasons Managed Allocation
SA Allocation Balanced Portfolio (Class 1)[1]	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Allocation Balanced Portfolio (Class 3)	89.95%	9.17%	0.87%	0.00%	0.00%	0.00%
SA Allocation Growth Portfolio (Class 1)[1]	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Allocation Growth Portfolio (Class 3)	91.68%	6.11%	2.22%	0.00%	0.00%	0.00%
SA Allocation Moderate Growth Portfolio (Class 1).1	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

	AGL	USL	VALIC	SDAP	SDSP	Seasons Managed Allocation
SA Allocation Moderate Growth Portfolio (Class 3)	93.21%	6.11%	0.68%	0.00%	0.00%	0.00%
SA Allocation Moderate Portfolio (Class 1)[1]	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Allocation Moderate Portfolio (Class 3)	91.82%	6.83%	1.36%	0.00%	0.00%	0.00%
SA Columbia Focused Value Portfolio (Class 1)[2]	0.00%	0.00%	0.00%	65.24%	34.76%	0.00%
SA Columbia Focused Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Columbia Focused Value Portfolio (Class 3)	96.90%	3.10%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Diversified Fixed Income Portfolio (Class 1)	0.20%	0.00%	0.00%	71.54%	13.73%	14.53%
SA Multi-Managed Diversified Fixed Income Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Diversified Fixed Income Portfolio (Class 3)	94.97%	5.03%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Growth Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Growth Portfolio (Class 3)	96.13%	3.87%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Income Portfolio (Class 1)	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%
SA Multi-Managed Income Portfolio (Class 2)	0.00%	0.00%	100.00	0.00%	0.00%	0.00%
SA Multi-Managed Income Portfolio (Class 3)	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%
SA Multi-Managed Income/Equity Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Income/Equity Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Income/Equity Portfolio (Class 3)	98.19%	1.81%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed International Equity Portfolio (Class 1)	0.35%	0.00%	0.00%	56.49%	26.69%	16.47%
SA Multi-Managed International Equity Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed International Equity Portfolio (Class 3)	95.14%	4.86%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Large Cap Growth Portfolio (Class 1)	1.03%	0.00%	0.00%	46.43%	36.64%	15.90%
SA Multi-Managed Large Cap Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

	AGL	USL	VALIC	SDAP	SDSP	Seasons Managed Allocation
SA Multi-Managed Large Cap Growth Portfolio (Class 3)	95.75%	4.25%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Large Cap Value Portfolio (Class 1)	0.50%	0.00%	0.00%	49.96%	37.32%	12.23%
SA Multi-Managed Large Cap Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Large Cap Value Portfolio (Class 3)	97.15%	2.85%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Mid Cap Growth Portfolio (Class 1)	1.90%	0.00%	0.00%	51.19%	40.64%	6.28%
SA Multi-Managed Mid Cap Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Mid Cap Growth Portfolio (Class 3)	95.79%	4.22%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Mid Cap Value Portfolio (Class 1)	1.36%	0.00%	0.00%	69.22%	21.87%	7.55%
SA Multi-Managed Mid Cap Value Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Mid Cap Value Portfolio (Class 3)	97.34%	3.36%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Moderate Growth Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Moderate Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Moderate Growth Portfolio (Class 3)	98.61%	1.39%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Small Cap Portfolio (Class 1)	0.64%	0.00%	0.00%	37.98%	56.37%	5.01%
SA Multi-Managed Small Cap Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Multi-Managed Small Cap Portfolio (Class 3)	95.56%	4.44%	0.00%	0.00%	0.00%	0.00%
SA Putnam Asset Allocation: Diversified Growth Portfolio (Class 1)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Putnam Asset Allocation: Diversified Growth Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA Putnam Asset Allocation: Diversified Growth Portfolio (Class 3)	94.34%	3.92%	1.74%	0.00%	0.00%	0.00%
SA T. Rowe Price Growth Stock Portfolio (Class 1)	3.70%	0.00%	0.00%	96.30%	0.00%	0.00%
SA T. Rowe Price Growth Stock Portfolio (Class 2)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
SA T. Rowe Price Growth Stock Portfolio (Class 3)	1.31%	98.68%	0.00%	0.00%	0.00%	0.00%
SA Wellington Real Return Portfolio (Class 1)[3]	0.00%	0.00%	0.00%	61.22%	22.18%	16.60%

	AGL	USL	VALIC	SDAP	SDSP	Seasons Managed Allocation
SA Wellington Real Return Portfolio (Class 3)	93.94%	5.45%	0.61%	0.00%	0.00%	0.00%

*	The portfolios may be investment options for SDAP, SDSP and for the Seasons Managed Allocation Portfolios for which SunAmerica serves as investment adviser that are managed as “funds of funds.”
[1]	For the SA Allocation Balanced, SA Allocation Growth, SA Allocation Moderate Growth and the SA Moderate Portfolios the following percentage of shares are directly owned as seed money investments: 100.00%, 75.15%, 71.99% and 100.00%, respectively,
[2]	0.07% of the shares are directly owned as seed money investments.
[3]	0.03% of the shares are directly owned as seed money investments.
PORTFOLIO TURNOVER
A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. A Portfolio’s turnover rate would equal 100% if each security in the Portfolio was replaced once per year.
PRICE OF SHARES
Shares of the Trust are currently offered only to the Separate Accounts of the Life Companies. The Trust is open for business on any day the New York Stock Exchange (“NYSE”) is open for regular trading. Shares of each Portfolio are valued at least daily as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time). Each Portfolio calculates the NAV of each class of its shares by dividing the total value of each class’s net assets by the number of shares outstanding. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.
Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
As of the close of regular trading on the NYSE, securities traded primarily on exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, a Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Futures contracts traded on national exchanges are valued at the quoted daily settlement price established by the exchange on which they trade as reported by a Board-approved pricing service. Option contracts traded on national exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange for which they are traded. Option contracts traded OTC are valued at the mid-valuation provided by a Board-approved pricing service. Swaptions and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a Board-approved pricing service. Swap contracts traded on national exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a Board-approved pricing service. Swap contracts traded over the counter will be valued at a mid-valuation provided by a Board-approved pricing service. Forward Contracts are valued at the 4:00 p.m. Eastern Time forward rate.
Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board approved pricing service. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.
Senior floating rate loans are valued at the average of available bids in the market for such loans, as provided by a Board-approved pricing service.
Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market.
The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Portfolios, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. Each business day, the Portfolios’ NAVs are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Variable Contracts.
EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE
As discussed in the Prospectus, the Adviser or a Subadviser is responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.
It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including, without limitation: the economic result to the Portfolio (involving both price paid or received and any commissions and other costs); the value of the expected contribution of the broker through brokerage and research services to the investment performance of the Portfolio and other clients of the Adviser or a Subadviser through client commission benefits, as discussed below; the timeliness and efficiency with which the transaction is effected where a large block is involved; the availability of the broker to stand ready to execute potentially difficult transactions; and the financial strength, reliability, integrity, operational capabilities and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered in the selection of a broker to execute transactions in portfolio securities for a Portfolio.
A factor in the selection of brokers is the receipt of research services—analyses and reports concerning markets, issuers, industries, securities, economic factors and trends—and other statistical and factual information. Research services may come in the form of research reports via electronic delivery or print, oral discussions and personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or a Subadviser.
The Adviser or a Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged for executing the same transaction, if in its view the greater commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer to the Adviser or a Subadviser viewed in terms of either that particular transaction or the overall responsibilities of the Adviser or a Subadviser. No specific value can be determined for research services furnished without cost to the Adviser or a Subadviser by a broker. The Adviser or a Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser or a Subadviser’s research and analysis. However, to the extent that research services of value are provided by broker-dealers with or through whom the Adviser or a Subadviser places the Portfolio’s portfolio transactions, the Adviser or a Subadviser may be relieved of expenses it might otherwise bear. The Adviser or a Subadviser does not seek to allocate to any particular client account the relative costs or benefits of research services received from a broker-dealer. Rather, the Adviser or a Subadviser believes that any research services received from a broker-dealer are, in the aggregate, of assistance to the Adviser or a Subadviser in fulfilling its overall responsibilities to its clients. Therefore, it may tend to benefit the Portfolios by improving the quality of the Adviser’s or a Subadviser’s investment advice. Accordingly, research services furnished by broker-dealers may be used in servicing some or all client accounts and not all services may be used in connection with the Portfolio or account that paid commissions to the broker-dealer providing such services. As discussed below, certain transactions do not generate brokerage commissions and therefore client accounts that trade in such assets, including a Portfolio, may benefit from, or be “cross-subsidized” by, research services received by the Adviser or a Subadviser through accounts that pay brokerage commissions. The investment advisory fees paid by a Portfolio are not reduced because the Adviser or a Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser or a Subadviser may designate the use of broker-dealers who have agreed to provide the Adviser or a Subadviser with certain statistical, research and other information.
Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board may instruct the Adviser or a Subadviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses, including, for example, custody expenses. The brokerage of one Portfolio will not be used to help pay the expenses of any other AIG mutual fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through expense offset arrangements resulting in broker commission recapture will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.
A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board has determined that certain directed brokerage arrangements are in the best interest of each Portfolio and its shareholders and, therefore, has conveyed the information to the Adviser or a Subadviser. A Portfolio may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a directed brokerage transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. These credits are in hard dollars and could be used to offset the Portfolio’s custody expenses or to pay other Portfolio expenses (excluding expenses payable to affiliates). By entering into a directed brokerage arrangement, a Portfolio can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield. To the extent SunAmerica or any “affiliated person,” as that term is defined by the 1940 Act, has agreed to waive or reimburse any amounts otherwise payable to them by a Portfolio or reimburse the Portfolio’s expenses (collectively “Expense Waivers”), any amount of commissions used to pay operating expenses of a Portfolio shall not reduce amounts of expenses borne by SunAmerica or its affiliate under such Expense Waivers, but shall instead be used solely to reduce expenses borne to the Portfolio to a lower level than the Portfolio would have borne after giving full effect to the Expense Waivers.
Although the objectives of other accounts or investment companies that the Adviser or a Subadviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by a Portfolio and one or more other accounts or investment companies that the Adviser or a Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Portfolio and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser or a Subadviser. The Adviser or a Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.
Certain transactions in portfolio securities may be principal transactions with issuers and dealers at net prices which entail no brokerage commissions, while other transactions such as those on a national securities exchange are on an agency basis. When a Portfolio purchases or sells securities or financial futures on an exchange, it pays a commission to any broker or futures commission merchant executing the transaction. When a Portfolio purchases securities from a market-maker, it pays no commission but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The Adviser or a Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws. The Trust has obtained an exemptive order from the SEC, permitting the Trust in certain circumstances to deal with securities dealers (that may be deemed to be affiliated persons of affiliated persons of the Trust solely because of a subadvisory relationship with one or more Portfolios) as a principal in purchases and sales of certain securities, and to pay commissions, fees or other remuneration to such securities dealers in connection with the sale of securities to or by any of the Portfolios on a securities exchange without complying with certain of the requirements of Rule 17e-1 under the 1940 Act.
Commission Recapture Program. The Trust implemented a commission recapture program in April 2005. The Board determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the respective Portfolio. A Portfolio may participate in a commission recapture program, provided the Portfolio Manager(s) can obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the commission recapture program.
The following table reflects the commission recapture activity for the fiscal year ended March 31, 2019.
	2019
PORTFOLIO	Amount ($)	% of Net Assets
SA Allocation Balanced Portfolio	—	—
SA Allocation Growth Portfolio	—	—
SA Allocation Moderate Growth Portfolio	—	—
SA Allocation Moderate Portfolio	—	—
SA Columbia Focused Value Portfolio	$4,599	0.00%
SA Multi-Managed Large Cap Growth Portfolio	2,617	0.00%
SA Multi-Managed Mid Cap Growth Portfolio	279	0.00%
SA Multi-Managed Diversified Fixed Income Portfolio	—	—
SA Multi-Managed Growth Portfolio	1,250	0.00%
SA Multi-Managed Income Portfolio	160	0.00%
SA Multi-Managed Income/Equity Portfolio	361	0.00%
SA Multi-Managed Large Cap Value Portfolio	244	0.00%
SA Multi-Managed Mid Cap Value Portfolio	—	—
SA Multi-Managed Moderate Growth Portfolio	1,781	0.00%
SA Multi-Managed Small Cap Portfolio	7,835	0.00%
SA Multi-Managed International Equity Portfolio	—	—
SA Putnam Asset Allocation Diversified Growth Portfolio	714	0.00%
SA T. Rowe Price Growth Stock Portfolio	—	—
SA Wellington Real Return Portfolio	—	—

Brokerage Commissions
The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for the past three fiscal years.
2019 BROKERAGE COMMISSIONS
Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker-Dealers
SA Allocation Balanced Portfolio	$ —	—	—	—
SA Allocation Growth Portfolio	—	—	—	—
SA Allocation Moderate Growth Portfolio	—	—	—	—
SA Allocation Moderate Portfolio	—	—	—	—
SA Columbia Focused Value Portfolio	52,009	—	—	—
SA Multi-Managed Large Cap Growth Portfolio	98,502	—	—	—
SA Multi-Managed Mid Cap Growth Portfolio	42,337	—	—	—
SA Multi-Managed Diversified Fixed Income Portfolio	23,712	—	—	—
SA Multi-Managed Growth Portfolio	21,491	—	—	—
SA Multi-Managed Income Portfolio	5,404	—	—	—
SA Multi-Managed Income/Equity Portfolio	8,928	—	—	—
SA Multi-Managed Large Cap Value Portfolio	168,138	—	—	—
SA Multi-Managed Mid Cap Value Portfolio	54,661	—	—	—
SA Multi-Managed Moderate Growth Portfolio	31,220	—	—	—
SA Multi-Managed Small Cap Portfolio	128,430	—	—	—
SA Multi-Managed International Equity Portfolio	150,702	—	—	—
SA Putnam Asset Allocation Diversified Growth Portfolio	103,721	—	—	—
SA T. Rowe Price Growth Stock Portfolio	52,558	—	—	—
SA Wellington Real Return Portfolio	22,639	—	—	—

2018 BROKERAGE COMMISSIONS
Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker-Dealers
SA Allocation Balanced Portfolio	$ —	—	—	—
SA Allocation Growth Portfolio	—	—	—	—
SA Allocation Moderate Growth Portfolio	—	—	—	—
SA Allocation Moderate Portfolio	—	—	—	—
SA Columbia Focused Value Portfolio	61,610	—	—	—
SA Multi-Managed Large Cap Growth Portfolio	115,697	—	—	—
SA Multi-Managed Mid Cap Growth Portfolio	84,105	—	—	—
SA Multi-Managed Diversified Fixed Income Portfolio	34,580	—	—	—
SA Multi-Managed Growth Portfolio	19,828	—	—	—
SA Multi-Managed Income Portfolio	6,109	—	—	—
SA Multi-Managed Income/Equity Portfolio	9,592	—	—	—
SA Multi-Managed Large Cap Value Portfolio	214,475	—	—	—
SA Multi-Managed Mid Cap Value Portfolio	83,449	—	—	—
SA Multi-Managed Moderate Growth Portfolio	26,936	—	—	—
SA Multi-Managed Small Cap Portfolio	115,321	—	—	—
SA Multi-Managed International Equity Portfolio	220,761	—	—	—
SA Putnam Asset Allocation Diversified Growth Portfolio	75,130	—	—	—
SA T. Rowe Price Growth Stock Portfolio	114,666	—	—	—
SA Wellington Real Return Portfolio	21,062	—	—	—

2017 BROKERAGE COMMISSIONS
Portfolio	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker-Dealers
SA Allocation Balanced Portfolio	—	—	—	—
SA Allocation Growth Portfolio	—	—	—	—
SA Allocation Moderate Growth Portfolio	—	—	—	—
SA Allocation Moderate Portfolio	—	—	—	—
SA Columbia Focused Value Portfolio	$ 86,908	—	—	—
SA Multi-Managed Large Cap Growth Portfolio	164,109	$ 431	0	0
SA Multi-Managed Mid Cap Growth Portfolio	82,341	—	—	—
SA Multi-Managed Diversified Fixed Income Portfolio	43,178	—	—	—
SA Multi-Managed Growth Portfolio	27,464	—	—	—
SA Multi-Managed Income Portfolio	9,249	—	—	—
SA Multi-Managed Income/Equity Portfolio	15,209	—	—	—
SA Multi-Managed Large Cap Value Portfolio	288,143	—	—	—
SA Multi-Managed Mid Cap Value Portfolio	242,363	8,651	3.57%	2.07%
SA Multi-Managed Moderate Growth Portfolio	37,362	—	—	—
SA Multi-Managed Small Cap Portfolio	131,429	—	—	—
SA Multi-Managed International Equity Portfolio	581,662	—	—	—
SA Putnam Asset Allocation Diversified Growth Portfolio	119,664	—	—	—
SA T. Rowe Price Growth Stock Portfolio	107,061	—	—	—
SA Wellington Real Return Portfolio	21,591	—	—	—
In addition, for the fiscal year ended March 31, 2019, the Portfolio(s) directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Subadvisers:
Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
SA Allocation Balanced	—	—
SA Allocation Growth	—	—
SA Allocation Moderate Growth	—	—
SA Allocation Moderate	—	—
SA Columbia Focused Value	$ 4,004,549	$ 1,981
SA Multi-Managed Diversified Fixed Income	—	—
SA Multi-Managed Growth	—	—
SA Multi-Managed Income	—	—
SA Multi-Managed Income/Equity	—	—
SA Multi-Managed International Equity	$131,797,215	$47,665
SA Multi-Managed Large Cap Growth	$308,315,832	$41,279
SA Multi-Managed Large Cap Value	$457,566,743	$76,893
SA Multi-Managed Mid Cap Growth	$ 55,045,538	$ 7,796
SA Multi-Managed Mid Cap Value	$ 51,137,546	$10,387
SA Multi-Managed Moderate Growth	—	—
SA Multi-Managed Small Cap	$ 50,103,273	$14,183
SA Putnam Asset Allocation Diversified Growth	$ 4,199,611	$ 7,513
SA T. Rowe Price Growth Stock	—	—
SA Wellington Real Return	—	—
The policy of the Trust with respect to brokerage is reviewed by the Board from time-to-time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

The following table sets forth the value of the Portfolios’ holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of March 31, 2019.
Portfolio	Broker Dealer	Value (000’s)	Debt/Equity
SA Putnam Asset Allocation Diversified Growth Portfolio	BANK OF AMERICA CORP.	$10,829	D
	CITIGROUP, INC	303	D
	CITIGROUP, INC	1,917	E
	CREDIT SUISSE GROUP AG	1	D
	GOLDMAN, SACHS & CO.	439	D
	GOLDMAN, SACHS & CO.	356	E
	JP MORGAN CHASE & CO.	596	D
	JP MORGAN CHASE & CO.	2,572	E
	MACQUARIE GROUP, INC	288	E
	MORGAN STANLEY	303	D
	MORGAN STANLEY	738	E
	ROYAL BANK OF CANADA	53	D
	UBS AG	50	D
	UBS AG	215	E
SA Multi-Managed Diversified Fixed Income Portfolio	BANK OF AMERICA CORP.	13,586	D
	BARCLAYS PLC	1,251	D
	BNP PARIBAS	4,695	D
	CITIGROUP, INC.	13,862	D
	DEUTSCHE BANK AG	1,690	D
	GOLDMAN, SACHS & CO.	15,586	D
	JP MORGAN CHASE & CO.	10,388	D
	MORGAN STANLEY	12,999	D
	ROYAL BANK OF SCOTLAND	1,984	D
	STATE STREET CORP.	237	D
	STATE STREET CORP.	4,089	E
SA Multi-Managed International Equity Portfolio	DEUTSCHE BANK AG	165	E
	UBS AG	1,770	E
SA Multi-Managed Large Cap Growth Portfolio	STATE STREET CORP.	2,094	E
SA Multi-Managed Large Cap Value Portfolio	BANK OF AMERICA CORP.	14,397	E
	BANK OF AMERICA CORP.	1,090	D
	BARCLAYS PLC	540	D
	BNP PARIBAS	975	D
	CITIGROUP, INC	10,186	E
	DEUTSCHE BANK AG	1,045	D
	GOLDMAN, SACHS & CO.	1,477	E
	JP MORGAN CHASE & CO.	25,274	E
	MORGAN STANLEY	1,231	E
	ROYAL BANK OF SCOTLAND	1,080	D
	STATE STREET CORP.	560	E

Portfolio	Broker Dealer	Value (000’s)	Debt/Equity
SA Multi-Managed Mid Cap Growth Portfolio	BANK OF AMERICA CORP.	1,110	D
	BNP PARIBAS	985	D
	BARCLAYS PLC	545	D
	DEUTSCHE BANK AG	1,055	D
	ROYAL BANK OF SCOTLAND	1,095	D
	STATE STREET CORP.	122	E
SA Multi-Managed Mid Cap Value Portfolio	T.ROWE PRICE-INVESTMENT SVCS INC.	3,722	E
	STATE STREET CORP.	1,816	E
	JEFFERIES & COMPANY INC	246	E
SA Multi-Managed Growth Portfolio	BANK OF AMERICA CORP.	293	D
	BARCLAYS PLC	65	D
	BNP PARIBAS	120	D
	CITIGROUP, INC	151	D
	DEUTSCHE BANK AG	130	D
	GOLDMAN, SACHS & CO.	226	D
	JP MORGAN CHASE & CO.	276	D
	MORGAN STANLEY	153	D
	ROYAL BANK OF SCOTLAND	135	D
	WELLS FARGO	165	D
SA Multi-Managed Income/Equity Portfolio	BANK OF AMERICA CORP.	645	D
	BARCLAYS PLC	170	D
	BNP PARIBAS	190	D
	CITIGROUP, INC	498	D
	CREDIT SUISSE GROUP AG	199	D
	DEUTSCHE BANK AG	205	D
	GOLDMAN, SACHS & CO.	859	D
	JP MORGAN CHASE & CO.	681	D
	MORGAN STANLEY	415	D
	ROYAL BANK OF SCOTLAND	210	D
	UBS AG	81	D
	WELLS FARGO	804	D
SA Multi-Managed Moderate Growth Portfolio	BANK OF AMERICA CORP.	651	D
	BARCLAYS PLC	105	D
	BNP PARIBAS	190	D
	CITIGROUP, INC	481	D
	CREDIT SUISSE GROUP AG	224	D
	DEUTSCHE BANK AG	205	D
	GOLDMAN, SACHS & CO.	738	D
	JP MORGAN CHASE & CO.	451	D
	MORGAN STANLEY	413	D
	ROYAL BANK OF SCOTLAND	215	D
	WELLS FARGO	584	D
SA Wellington Real Return Portfolio	JP MORGAN CHASE & CO.	1,521	D
SA Columbia Focused Value Portfolio	BANK OF AMERICA CORP.	10,346	E
	JP MORGAN CHASE & CO.	10,123	E
	MORGAN STANLEY	7,385	E

Portfolio	Broker Dealer	Value (000’s)	Debt/Equity
SA Multi-Managed Small Cap Portfolio	STATE STREET CORP.	1,740	D
SA T. Rowe Price Growth Stock Portfolio	STATE STREET CORP.	497	E
	MORGAN STANLEY	2,084	E
	T.ROWE PRICE-INVESTMENT SVCS INC.	4,559	E
SA Multi-Managed Income Portfolio	BANK OF AMERICA CORP.	516	D
	BARCLAYS PLC	35	D
	BNP PARIBAS	70	D
	CITIGROUP, INC	585	D
	CREDIT SUISSE GROUP AG	274	D
	DEUTSCHE BANK AG	75	D
	GOLDMAN, SACHS & CO.	930	D
	JP MORGAN CHASE & CO.	533	D
	MORGAN STANLEY	458	D
	ROYAL BANK OF SCOTLAND	75	D
	WELLS FARGO	573	D
The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar, dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such accounts may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of a Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing a Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good-faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.
If determined by the Adviser or a Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio’s proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.
It is possible that a Portfolio’s holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio’s flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.
Because each Managed Component of a Multi-Managed Seasons Portfolio and each separate portion of a Multi-Managed Seasons Select Portfolio will be managed independently of each other, it is possible that the same security may be purchased and sold on the same day by two separate Managed Components or separate portion, resulting in higher brokerage commissions for the Portfolio.
GENERAL INFORMATION
Custodian
State Street, One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.

Transfer Agent
VALIC Retirement Services Company, 2929 Allen Parkway, Houston, Texas 77019, is the Trust’s transfer and dividend disbursing agent pursuant to the Master Transfer Agency and Service Agreement (“Service Agreement”). The Service Agreement provides for a combined annual payment of $150,000 by the Trust, SAST and Anchor Series Trust for transfer agency and related services. The transfer agency charge will be allocated based on the number of shareholders per each Trust.
Independent Registered Public Accounting Firm and Legal Counsel
PricewaterhouseCoopers, LLP (“PwC”), 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, is the Trust’s independent registered public accounting firm. PwC performs an annual audit of the Trust’s financial statements and provides tax advisory services and tax return preparation relating to filings with the SEC.
The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal counsel to the Trust.
Reports to Shareholders
Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information. The Trust files schedules of its portfolio holdings with the SEC for the first and third quarters of each fiscal year (June 30th and December 31st) on Form N-PORT. Shareholders may obtain Form N-PORT by visiting the SEC’s website at http://www.sec.gov.
Registration Statement
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Prospectus and this SAI do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.
PROXY VOTING POLICIES AND PROCEDURES
Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Portfolios and the Portfolios’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Portfolio proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments and at least one person with respect to SunAmerica who oversees Subadvisers (with respect to the Portfolios, the discretion over which is delegated to a Subadviser), or their designees.
The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Portfolios with certain responsibilities including recordkeeping of proxy votes.
Each Portfolio is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Portfolios generally will abstain on “social issue proposals.”
In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Portfolio. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.
Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on the guidance or a recommendation from the independent proxy voting agent, but may rely on a Subadviser of a Portfolio, or other sources. SunAmerica, or a Subadviser of a Portfolio, may propose to deviate from the Guidelines or guidance or recommendations from the independent proxy voting agent. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, each Portfolio’s shareholders.
Examples of the Portfolios’ Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Portfolios’ voting positions on specific matters:
•	Vote on a case-by-case basis on proposals to increase authorized common stock;
•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;
•	Vote on a case-by-case basis regarding merger and acquisition matters;
•	Not vote proxies for securities that are out on loan; and
•	Vote on a case-by-case basis on equity compensation plans.
Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the Policies or recommendations of the independent proxy voting agent.
However, if a situation arises where a vote presents a conflict between the interests of a Portfolio’s shareholders and the interests of SunAmerica or one of its affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Independent Trustee, time permitting, before casting the vote to ensure that the Portfolio votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.
Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (a) any determination to vote a particular proxy in a manner contrary to its generally stated Guidelines, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of a Portfolio. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov or can be obtained, without charge, upon request, by calling (800) 858-8850.
DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES
The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings that have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties that are not employed by SunAmerica or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.
The Trust makes the Portfolios’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and quarterly in regulatory filings on Form N-PORT. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust’s fiscal quarter. In addition, the Trust’s complete holdings information will be made available on the Trust’s website on a monthly basis. The Portfolios’ holdings at the end of each month will be posted approximately 30 days after the month end.
In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information, marketing communications (including printed advertising and sales literature) is generally made available at www.aig.com/getprospectus or online through the internet websites of the life insurance companies offering the Portfolios as investment options, and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.
Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of SunAmerica and the Trust. The Trust’s Chief Compliance Officer and/or SunAmerica’s legal counsel are responsible for authorizing the selective release of portfolio holding information. To find that it is in the shareholders’ best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to a Portfolio’s operation or useful to a Portfolio’s shareholders without compromising the integrity or performance of the Portfolio. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and to not use the information for the purpose of trading in the shares of the Portfolio for any reason.
The Trust’s executive officers and SunAmerica’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.
Non-public holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Portfolios by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include SunAmerica and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolios. Portfolio holdings information may also be provided to the Board. The entities to which the Trust provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios are required to maintain the confidentiality of the information provided.
At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and their participants.
•	Subadvisers. Each Subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the Subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event a Subadviser is engaged to assume subadvisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such Subadviser prior to its assumption of duties.
•	PwC. PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.
•	Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information for certain portfolios with foreign investments twice a year in order to perform PFIC Analysis. E&Y does not disclose to third parties information regarding the Portfolios’ holdings.
•	State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.
•	Broadridge Financial Solutions, Inc. (“Broadridge”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis to Broadridge approximately fifteen (15) days after the month end. Broadridge analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Broadridge does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Broadridge subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
•	Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers within approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

•	S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.
•	Bloomberg L.P. (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.
•	Thomson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.
•	MSCI. MSCI facilitates portfolio liquidity classifications at the position level in accordance with the new Liquidity Rule (Rule 22e-4). T. Rowe Price has selected MSCI as their vendor for this purpose. As a result, it is necessary for MSCI to have access to non-public information, including portfolio holdings, regarding some of the Portfolios. In their vendor agreement such non-public information is defined as confidential information and the vendor has a duty not to trade on such confidential information.
•	ISS. T. Rowe Price provides fund holdings on a daily basis to ISS in their capacity as proxy service.
•	The Bank of New York Mellon (“BNY Mellon”). BNY Mellon provides certain fund accounting and middle-office functions for T. Rowe Price. Accordingly, it is necessary for BNY Mellon to have access to information regarding some of the Portfolios in order to carry out these functions. BNY Mellon receives on a daily basis non-public information, including portfolio holdings, of some of the Portfolios. Through T. Rowe Price’s contract with BNY Mellon, the high standards of confidentiality and privacy regarding proprietary and client account information that clients experience with T. Rowe Price are also being maintained by BNY Mellon.
•	FactSet. FactSet has access to non-public information, including portfolio holdings information, regarding some of the Portfolios in connection with systems that are used by T. Rowe Price for analytics, risk, attribution and reporting.
•	Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.
•	Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.
•	Zeno Consulting Group (“Zeno”). State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Zeno does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with Zeno includes a confidentiality clause.
•	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG Funds. Diligent also hosts the Board’s online meeting materials.

•	Institutional Shareholder Services (“ISS”). ISS, formerly RiskMetrics Group, downloads weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of a Portfolio, evaluating the Portfolio’s eligibility for participating in, and filing proofs of claim on behalf of, the Portfolio in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Portfolio’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality requirements.
•	SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the Subadvisers of the Portfolios by certain SARM employees who are supervised by SunAmerica. SARM is continuously provided with the entire portfolio holdings for each Portfolio on a daily basis.
•	The Bank of New York Mellon (“BNY Mellon”). BNY Mellon requires access to non-public information, including portfolio holdings information, on a daily basis of those Portfolios subadvised by T. Rowe Price in order to provide certain accounting services to the Portfolios.
•	Brown Brothers Harriman & Co. (“BBH”). BBH performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.
•	Moody’s Analytics Knowledge Services. Moody’s Analytics Knowledge Services performs certain investment guideline monitoring and coding activities, in addition to analytical and reporting functions, on behalf of Wellington Management and has access to holdings information on a daily basis.
•	FactSet Research Systems Inc. (“FactSet”). FactSet provides analytical services for Wellington Management and. T. Rowe Price, and receives portfolio holdings information on a daily basis.
•	Glass, Lewis & Co. (“Glass Lewis”). Glass Lewis provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.
•	Markit WSO Corporation (“Markit”). Markit performs certain operational functions on behalf of Wellington Management and receives syndicated bank loan portfolio holdings information on a daily basis.
•	MSCI, Inc. (“MSCI”). MSCI provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.
•	Syntel Inc. (“Syntel”). Syntel performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.
FINANCIAL STATEMENTS
The Trust’s audited financial statements for the fiscal year ended March 31, 2019 are incorporated into this SAI by reference to its 2019 annual report to the shareholders. You may request a copy of the 2019 annual report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570.

APPENDIX
CORPORATE BOND AND COMMERCIAL PAPER RATINGS
Moody’s Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s Global Long-Term Rating Scale:
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
Moody’s Global Short-Term Ratings Scale:
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody’s Bond Fund (bf) Ratings
Bond Fund Ratings are opinions of the credit quality of investments within mutual funds and similar investment vehicles which principally invest in medium- and long-term fixed income obligations. As such, these ratings primarily reflect Moody’s assessment of the creditworthiness of the assets held by the fund. Other risks, such as liquidity, operational, interest rate, currency and any other market risk, are excluded from the rating. In addition, as the ratings are intended to represent opinions on a fund’s underlying assets,

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

they specifically do not consider the historic, current, or prospective performance of a fund with respect to appreciation, volatility of NAV, or yield.
Aaa-bf	Bond Funds rated Aaa-bf generally hold assets judged to be of the highest credit quality.
Aa-bf	Bond Funds rated Aa-bf generally hold assets judged to be of high credit quality.
A-bf	Bond Funds rated A-bf generally hold assets considered upper-medium credit quality.
Baa-bf	Bond Funds rated Baa-bf generally hold assets considered medium credit quality.
Ba-bf	Bond Funds rated Ba-bf generally hold assets judged to have speculative elements.
B-bf	Bond Funds rated B-bf generally hold assets considered to be speculative.
Caa-bf	Bond Funds rated Caa-bf generally hold assets judged to be of poor standing.
Ca-bf	Bond Funds rated Ca-bf generally hold assets that are highly speculative and that are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-bf	Bond Funds rated C-bf generally hold assets that are in default, with little prospect for recovery of principal or interest.
Moody’s Money Market Fund (mf) Ratings
Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of NAV, or yield.
Aaa-mf	Money market funds rated Aaa-mf have very strong ability to meet the dual objectives of providing liquidity and preserving capital.
Aa-mf	Money market funds rated Aa-mf have strong ability to meet the dual objectives of providing liquidity and preserving capital.
A-mf	Money market funds rated A-mf have moderate ability to meet the dual objectives of providing liquidity and preserving capital.
Baa-mf	Money market funds rated Baa-mf have marginal ability to meet the dual objectives of providing liquidity and preserving capital.
B-mf	Money market funds rated B-mf are unable to meet the objective of providing liquidity and have marginal ability to meet the objective of preserving capital.
C-mf	Money market funds rated C-mf are unable to meet either objective of providing liquidity or preserving capital.
S&P Issue Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

S&P Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:
•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise we impute; and
•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by  the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
S&P Short-Term Issue Credit Ratings
A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
S&P Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p	This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir	This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
S&P Inactive Qualifiers (No longer applied or outstanding)
*	This symbol that indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
pi	This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr	The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r	The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch International Issuer Long-Term Credit Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.	The formal announcement by the issuer or their agent of a distressed debt exchange;
d.	A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a.	the selective payment default on a specific class or currency of debt;
b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
d.	execution of a distressed debt exchange on one or more material financial obligations.
D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Fitch Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Rating Watch
Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating that a rating could stay at its present level or potentially be upgraded, “Negative”, to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.
A Rating Watch is typically event-driven, and as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a Rating Action Commentary be published every six months after a rating has been placed on Rating Watch, except in the case described below.
Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the Rating Action Commentary that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.
Rating Outlook
Rating Outlooks and Watches are mutually exclusive.
Rating indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the U.S.; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For banks, Outlooks are not assigned to Bank Viability Ratings, Bank Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.
Ratings in the ‘CCC’, ‘CC’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.
Additional Usage of Primary Credit Rating Scales
Expected Ratings	Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ ‘expects to rate’ language for new issuers (currently unrated) for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The ‘expects to rate’ will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.
Private Ratings	Fitch also prepares private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs. Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.
Program Ratings	Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned. The impact of individual issues under the program on the overall credit profile of the issuer will be assessed at the time of issuance. Therefore, it should not be assumed that program ratings apply to every issue made under the program. Program ratings may also change because the rating of the issuer has changed over time and instruments may have different terms and conditions compared with those initially envisaged in the program’s terms.
“Interest-Only” Ratings	Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
“Principal-Only” Ratings	Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.
“Unenhanced” Ratings	Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms. In some cases, Fitch may choose to assign an unenhanced rating along with a credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.
Rating Actions
Assignment (New Rating)	The rating has been assigned to a previously unrated issuer or issue.

Publication (Publish)	Action public announcement of a rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.
Affirmations	The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change toe, an Outlook when an Outlook is used.
Upgrade	The rating has been raised in the scale.
Downgrade	The rating has been lowered in the scale.
Reviewed No Action	The rating has been reviewed with no change in rating. Such action will be published on the agency’s website, but a rating action commentary will not be issued. This rating action is only available for routine structured finance and U.S. public finance surveillance activities and large portfolio/sector reviews in other groups. This is not applicable to ratings or rating modifiers that have changed (including Rating Watch, Rating Outlook or Recovery Ratings).
Matured/ Paid-In-Full	‘Matured’ - Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’. ‘Paid-In-Full’ - Denoted as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.
Pre-Refunded	Assigned to certain long-term U.S. public finance issues after Fitch assesses refunding escrow.
Withdrawn	The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Withdrawals may occur for one or several of the following reasons:Incorrect or insufficient information.Bankruptcy of the rated entity, debt restructuring or default.Reorganization of rated entity (e.g. merger or acquisition of rated entity or rated entity no longer exists).The debt instrument was taken private.Withdrawal of a guarantor rating.An Expected Rating that is no longer expected to convert to a Final Rating.Criteria or policy change.Bonds were pre-refunded, repaid early (off schedule), or canceled. This includes cases where the issuer has no debt outstanding and is no longer issuing debt.Ratings are no longer considered relevant to the agency’s coverage.Commercial reasons.Other reasons.When a public rating is withdrawn, Fitch will issue a Rating Action Commentary that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal. Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.Ratings that have been withdrawn will be indicated by the symbol ‘WD’.